UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Definitive information statement

NORTHERN LIGHTS FUND TRUST
(Name of Registrant as Specified in Its Charter)

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Northern Lights Fund Trust

80 Arkay Drive

Hauppauge, NY 11788

October 24, 2013

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the approval of new sub-adviser agreements with respect to Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund and Altegris Fixed Income Long Short Fund (each a "Fund" and together, the "Funds"), each a series of the Northern Lights Fund Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has approved new-subadviser agreements as follows and on the terms as described herein:

Fund	Sub-Adviser
Altegris Managed Futures Strategy Fund	J.P. Morgan Investment Management, Inc.
Altegris Macro Strategy Fund
Altegris Futures Evolution Strategy Fund	DoubleLine Capital LP
Altegris Equity Long Short Fund	Harvest Capital Strategies, LLC OMT Capital Management, LLC Visium Asset Management, LP Chilton Investment Company, LLC
Altegris Fixed Income Long Short Fund	RockView Management, LLC

As always, please feel free to contact the Funds at 1-877-772-5838 with any questions you may have.

Sincerely,

Secretary

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

Altegris Managed Futures Strategy Fund

Altegris Macro Strategy Fund

Altegris Futures Evolution Strategy Fund

Altegris Equity Long Short Fund

Altegris Fixed Income Long Short Fund

October 24, 2013

17605 Wright Street, Suite 2

Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, and Altegris Real Estate Long Short Fund (each a "Fund," and together, the "Funds"), each a series of Northern Lights Fund Trust ("NLFT" or the "Trust"). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the "Order") that NLFT and Altegris Advisors, LLC received from the U.S. Securities and Exchange Commission (the "SEC") on June 28, 2011. The Order permits the Trust's investment adviser, Altegris Advisors, LLC ( the "Adviser" or "Altegris") to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of NLFT (the "Board of Trustees" or the "Board" or the "Trustees"), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

On March 27, 2013, Genworth Holdings, Inc. entered into a definitive agreement with certain other parties to sell all of the outstanding shares of the parent company of the Adviser, resulting in the automatic termination of the Adviser's sub-advisory agreements then effective with respect to the Funds.  As a result, at an in-person meeting held on April 24, 2013, the Board, including a majority of the independent Trustees, considered and approved the following sub-advisers as sub-advisers to the Funds:

Fund	Sub-Adviser
Altegris Managed Futures Strategy Fund	J.P. Morgan Investment Management, Inc.
Altegris Macro Strategy Fund
Altegris Futures Evolution Strategy Fund	DoubleLine Capital LP
Altegris Equity Long Short Fund	Harvest Capital Strategies, LLC OMT Capital Management, LLC Visium Asset Management, LP
Altegris Fixed Income Long Short Fund	RockView Management, LLC

The transactions contemplated by that agreement closed on September 1, 2013.

Additionally, at an in-person meeting held on June 19-20, 2013, the Board, including a majority of the Independent Trustees, considered and approved Chilton Investment Company, LLC as a sub-adviser to Altegris Equity Long Short Fund.

In this Information Statement, J.P. Morgan Investment Management, Inc., DoubleLine Capital LP, Harvest Capital Strategies, LLC, OMT Capital Management LLC, Visium Asset Management, LP, RockView Management, LLC and Chilton Investment Company, LLC are each referred to as a "Sub-Adviser" and collectively as the "Sub-Advisers."

The following chart indicates the number of shares issued and outstanding of each class of shares of each Fund, as of the Record Date:

Fund	Shares Outstanding
Altegris Managed Futures Strategy Fund	56,935,421.151
Altegris Macro Strategy Fund	27,383,083.395
Altegris Futures Evolution Strategy Fund	24,182,162.177
Altegris Equity Long Short Fund	12,210,932.843
Altegris Fixed Income Long Short Fund	2,701,549.715

As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

This Information Statement is being supplied to shareholders to fulfill the notice requirement and will be mailed on or about October 24, 2013 to the Funds' shareholders of record as of October 7, 2013 (the "Record Date"). This Information Statement describes the new Subadvisory Agreements between Altegris and each Sub-Adviser with respect to the applicable Fund.

Important Notice Regarding Internet Availability of Information Statement Materials

Copies of this Information Statement and the Funds' most recent annual and semi-annual reports, including financial statements and schedules, are available at no charge by visiting www.altegrismutualfunds.com, sending a written request to Altegris Equity Long Short Fund, Altegris Futures Evolution Strategy Fund, Altegris Fixed Income Long Short Fund, Altegris Macro Strategy Fund or Altegris Managed Futures Strategy Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or calling 1-877-738-0333.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Information on the Acquisition

Northern Lights Fund Trust is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed January 19, 2005, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").  Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment sub-adviser than the other series of the Trust.

Altegris is located at 1200 Prospect Street, Suite 550, La Jolla, CA 92037. Pursuant to an investment management agreement with the Trust on behalf of the Funds and effective as of the Closing (defined below), Altegris, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds, reviews the performance of the sub-adviser(s) and makes recommendations to the Trustees with respect to the retention and renewal of subadvisory agreements.

On March 27, 2013, Genworth Holdings, Inc. (formerly named Genworth Financial, Inc.) ("Genworth" or "Seller") entered into a definitive agreement with AqGen Liberty Holdings LLC and certain of its subsidiaries (together, the "Buyer") to sell all of the outstanding shares of AssetMark Holdings, Inc. ("AssetMark"), the holding company of Altegris, to the Buyer (the "Acquisition").  AqGen Liberty Holdings LLC was a newly formed holding company that is owned by Aquiline Financial Services Fund II L.P., Genstar Capital Partners V, L.P., Genstar Capital Partners VI, L.P., Stargen V, L.P., Stargen VI, L.P., certain executives of AssetMark or its subsidiaries and potential passive co-investors who would exert no direct or indirect control over Altegris.  Aquiline Financial

Services Fund II L.P. is a private equity fund managed by Aquiline Capital Partners LLC ("Aquiline"), Genstar Capital Partners V, L.P. and Stargen V, L.P. are private equity funds managed by Genstar Capital LLC and Genstar Capital Partners VI, L.P. and Stargen VI, L.P. are private equity funds managed by Genstar Capital Management LLC (Genstar Capital LLC and Genstar Capital Management LLC together, "Genstar Capital").  As a result of the Acquisition, the Buyer acquired Altegris and other related companies owned by AssetMark.  The aggregate purchase price for the companies was approximately $412.5 million.  The closing of the Acquisition (the "Closing") occurred on September 1, 2013.

The Closing was subject to certain conditions. Among the conditions was the approval by a majority of the shareholders of each Fund of a proposed new Advisory Agreement between Altegris and the Trust, on behalf of the Funds (the "New Advisory Agreement").  Under the 1940 Act, a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a "change in control" of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser's advisory agreement to be "assigned," which results in the automatic termination of the agreement by the agreement's terms as required by the 1940 Act.  At the Closing, a "change in control" of Altegris for purposes of the 1940 Act occurred and caused the "assignment" and resulting termination of the each Fund's advisory agreement with Altegris in effect immediately before the Closing (the "Prior Advisory Agreement").

In accordance with the Closing's requirements, in a meeting held on April 24, 2013 (the "April Board Meeting"), the Board of Trustees of the Trust approved the New Advisory Agreement, subject to shareholder approval. The 1940 Act requires that advisory agreements, other than certain interim advisory agreements, be approved by a vote of a majority of the outstanding shares of a fund.  The Trustees also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Altegris (the "Interim Advisory Agreement").  The Interim Advisory Agreement allowed Altegris to continue to manage the Funds while the Trustees solicited shareholder approval for the Advisory Agreement.  Shareholder approval for the New Advisory Agreement was obtained at a Special Meeting of the Shareholders on July 19, 2013.

Altegris' sub-advisory agreements with J.P. Morgan Investment Management, Inc., DoubleLine Capital LP, Harvest Capital Strategies, LLC, OMT Capital Management, LLC, Visium Asset Management, LP and RockView Management, LLC, immediately in effect before the Closing, terminated upon the termination of the Prior Advisory Agreement. The Board, including a majority of the independent Trustees, considered and approved new subadvisory agreements with those Sub-Advisers at the Board Meeting; however, a shareholder vote is not required for these new subadvisory agreements pursuant to the terms of an exemptive order (the "Order") issued by the U.S. Securities and Exchange Commission ("SEC"). The Order permits Altegris to enter into and materially amend subadvisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of independent Trustees, without obtaining shareholder approval.

Additional New Sub-Adviser

In accordance with the terms of the Order, at an in-person meeting held on June 19-20, 2013 (the "June Board Meeting"), the Board, including a majority of the independent Trustees, considered and approved Chilton Investment Company, LLC as sub-adviser to Altegris Equity Long Short Fund.

II.

PRIOR SUBADVISORY AGREEMENTS

Description of Prior Subadvisory Agreements

Prior to the Closing, each of the Sub-Advisers listed below and located at the addresses below, served as a sub-adviser to one or more Funds as indicated below pursuant to a sub-advisory agreement (each, a "Prior Subadvisory Agreement").

Fund	Sub-Adviser
Altegris Managed Futures Strategy Fund	J.P. Morgan Investment Management, Inc. 270 Park Avenue New York, NY 10036
Altegris Macro Strategy Fund
Altegris Futures Evolution Strategy Fund	DoubleLine Capital LP 333 South Grand Avenue 18th Floor Los Angeles, CA 90071

Altegris Equity Long Short Fund

Harvest Capital Strategies, LLC

600 Montgomery St., Suite 1700

San Francisco, CA  94111

 OMT Capital Management, LLC

One Montgomery St., Suite 3300

San Francisco, CA  94104

  Visium Asset Management, LP

888 Seventh Avenue, 22nd Floor

New York, NY  10022

Altegris Fixed Income Long Short Fund	RockView Management, LLC Metro Center, One Station Place 7th Floor Stamford, CT 06902

Under the Prior Subadvisory Agreement between Altegris and J.P. Morgan Investment Management, Inc. ("JPMIM") with respect to Altegris Managed Futures Strategy Fund and Altegris Macro Strategy Fund, JPMIM was entitled to a fee computed daily and paid monthly, calculated at a sliding scale annual rate based on its managed portion of each such Fund's average daily net assets equal to 0.15% on amounts less than $100 million, 0.13% on amounts greater than or equal to $100 and less than $200 million, 0.010% on amounts greater than or equal to $200 million and less than $500 million, 0.08% on amounts greater than or equal to $500 million and less than $1 billion, and 0.06% on amounts greater than or equal to $1 billion.

Under the Prior Subadvisory Agreement between Altegris and DoubleLine Capital LP ("DoubleLine") with respect to Altegris Futures Evolution Strategy Fund, DoubleLine was entitled to a fee computed daily and paid monthly, calculated at a sliding annual rate based on its managed portion of such Fund's average daily net assets equal to 0.25% on amounts less than or equal to $25 million, 0.35% on amounts greater than $25 million but less than or equal to $50 million, 0.45% on amounts greater than $50 million but less than or equal to $75 million, 0.50% on amounts greater than $75 million but less than or equal to $750 million, 0.4575% on amounts greater than $750 million but less than or equal to $1.125 billion, 0.4285% on amounts greater than $1.125 billion but less than or equal to $1.5 billion, 0.40% on amounts greater than $1.5 billion but less than or equal to $1.875 billion, 0.3715% on amounts greater than $1.875 billion but less than or equal to $2.25 billion and 0.3285% on amounts greater than $2.25 billion.

Under the Prior Subadvisory Agreement between Altegris and Harvest Capital Strategies, LLC ("Harvest") with respect to Altegris Equity Long Short Fund, Harvest was entitled to a fee computed daily and paid monthly, calculated at a rate of 2% of its managed portion of such Fund's average daily net assets.

Under the Prior Subadvisory Agreement between Altegris and OMT Capital Management, LLC ("OMT") with respect to Altegris Equity Long Short Fund, OMT was entitled to a fee computed daily and paid monthly, calculated at a sliding annual rate based on its managed portion of such Fund's average daily net assets equal to 1.625% on amounts less than or equal to $30 million, 1.25% on amounts greater than $30 million but less than or equal to $60 million and 1.10% on amounts greater than $60 million.

Under the Prior Subadvisory Agreement between Altegris and Visium Asset Management, LP ("Visium") with respect to Altegris Equity Long Short Fund, Visium was entitled to a fee computed daily and paid monthly, calculated at a rate of 2% of its managed portion of such Fund's average daily net assets.

Under the Prior Subadvisory Agreement between RockView Management, LLC ("RockView") with respect to Altegris Fixed Income Long Short Fund, RockView was entitled to a fee computed daily and paid monthly, calculated at a sliding annual rate based on its managed portion of such Fund's average daily net assets equal to 1.625% on amounts less than or equal to $30 million, 1.25% on amounts greater than $30 million but less than or equal to $60 million and 1.10% on amounts greater than $60 million.

Fees

Under the Prior Advisory Agreement and Interim Advisory Agreement, the Adviser was entitled, and under the New Advisory Agreement, is entitled, to receive an annual fee from each Fund equal to certain percentages of each Fund's average daily net assets.   The chart below describes the net advisory Fees earned by the Adviser with respect to each Fund (except for Altegris Fixed Income Long Short Fund, which has not yet filed any financial reports for shareholders) for the Fund's last fiscal year reported.  A portion of such fees were paid to each Fund's Sub-Adviser(s) engaged at the time.

Fund	Fiscal Year End	Net Advisory Fees
Altegris Managed Futures Strategy Fund	6/30/13	$14,463,484
Altegris Macro Strategy Fund	3/31/13	$5,101,816
Altegris Futures Evolution Strategy Fund	9/30/12	$1,685,959
Altegris Equity Long Short Fund	3/31/13	$1,226,264

III.

NEW SUBADVISORY AGREEMENTS

Agreements with JPMIM, DoubleLine, Harvest, OMT, Visium and RockView

At the Board Meeting, the Board approved Altegris' sub-advisory agreements with JPMIM, DoubleLine, Harvest, OMT, Visium and RockView, each to be effective immediately upon the Closing (each, a "New Subadvisory Agreement").  Each New Subadvisory Agreement is the same in all substantive respects to the applicable Prior Subadvisory Agreement, with the exception of the applicable effective dates and termination dates.

Each New Sub-Advisory Agreement has an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) the vote of a majority of Trustees of the Trust including a majority of those Trustees of the Trust who are not interested persons of any party to the respective New Sub-Advisory Agreement, cast in-person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the applicable Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  Each New Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined under 1940 Act.

A copy of each New Sub-Advisory Agreement is attached to Schedule A of this Information Statement.

Agreement with Chilton Investment Company, LLC

As described above, in accordance with the terms of the Order, at the June Board Meeting, the Board, including a majority of the independent Trustees, considered and approved Chilton Investment Company, LLC ("Chilton") as sub-adviser to Altegris Equity Long Short Fund.

Under the Investment Subadvisory Agreement between Chilton and Altegris with respect to Altegris Equity Long Short Fund (the "Chilton Agreement"), Chilton is entitled to a fee computed daily and paid monthly, calculated at a rate of 1.93% of its managed portion of such Fund's average daily net assets.

The Chilton Agreement has an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) the vote of a majority of Trustees of the Trust including a majority of those Trustees of the Trust who are not interested persons of any party to the respective New Sub-Advisory Agreement, cast in-person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the applicable Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The Chilton Agreement terminates automatically in the event of its "assignment," as defined under 1940 Act.

A copy of the Chilton Agreement is attached to Schedule A of this Information Statement.

About the Sub-Advisers

JPMIM.  J.P. Morgan Investment Management, Inc. is an SEC registered investment adviser, was founded in 1984, and had assets under management of approximately $774 billion as of March 28, 2013. JPMIM offers investment advisory services to individual and institutional investors such as the Funds.  JPMIM is controlled by JPMorgan Asset Management Holdings Inc. and to the Trust's knowledge, no JPMorgan Chase & Co. shareholder is deemed to control the company. Below is the name and principal occupation of each principal executive officer, director or controlling entity of JPMIM as of March 28, 2013 as to the best of the Trust's knowledge.  The business address of each person listed below is 270 Park Avenue, New York, NY 10017.

Name	Title & Principal Occupation
George C.W. Gatch	Director, Chairman, Managing Director
Lawrence M. Unrein	Director, Managing Director
Martin R. Porter	Managing Director
Scott E. Richter	Secretary, Managing Director
Joseph K. Azelby	Director, Managing Director
Paul A. Quinsee	Director, Managing Director
Joseph J. Bertini	Managing Director, CCO
Robert L. Young	Director, COO, Managing Director
Craig M. Sullivan	Director, Treasurer, CFO, Managing Director
Catherine A. Keating	Director, Managing Director
Peter Schwicht	Director, Managing Director
Christopher P. Wilcox	Director, Managing Director

DoubleLine.  DoubleLine Capital LP is an SEC registered investment adviser, was founded in 2009, and had assets under management of approximately $59 billion as of June 28, 2013. DoubleLine offers investment advisory services to individual, corporate and institutional investors such as the Funds.  Below is the name and principal occupation of each principal executive officer, director or controlling shareholder of DoubleLine as of June 28, 2013 as to the best of the Trust's knowledge.  The business address of each person listed below is 333 South Grand Avenue, 18th Floor, Los Angeles, CA 90071.

Name	Title & Principal Occupation
Jeffrey E. Gundlach	CEO, CIO, Director, Limited Partner
Philip A. Barach	President, Limited Partner
DoubleLine Capital GP LLC	General Partner
Louis C. Lucido	COO, Limited Partner
Joseph J. Galligan	Executive Vice President, Limited Partner
Joel Damiani	Executive Vice President, Limited Partner
Oaktree Fund GP II, L.P.	Limited Partner
Keith T. Kirk	Deputy General Counsel, CCO
Henry V. Chase	CFO, Limited Partner
Earl A. Lariscy	General Counsel, Limited Partner

Harvest.  Harvest Capital Strategies, LLC is an SEC registered investment adviser, was founded in 1999, and had assets under management of approximately $1.8 billion as of April 23, 2103. Harvest offers investment advisory services to corporate and institutional investors such as the Funds.  Harvest is controlled by JMP Group LLC, which is turn wholly-owned by JMP Group Inc., a public reporting company. Below is the name and principal occupation of each principal executive officer, director or controlling shareholder of DoubleLine as of April 23, 2013 as to the best of the Trust's knowledge.  The business address of each person listed below is 600 Montgomery Street, Suite 1700, San Francisco, CA 94111.

Name	Title & Principal Occupation
Joseph A. Jolson	CEO
JMP Group LLC	Managing Member
Raymond S. Jackson	CFO
Kevin C. Lynch	President, COO, CCO
Craig R. Johnson	Chairman
Scott A. Solomon	Chief Legal Officer

OMT.  OMT Capital Management, LLC is an SEC registered investment adviser, was founded in 1998, and had assets under management of approximately $314 million as of April 1, 2013. OMT offers investment advisory services to individuals, corporate and institutional investors such as the Funds.  Below is the name and principal occupation of each principal executive officer, director or controlling shareholder of OMT as of April 1, 2013 as to the best of the Trust's knowledge.  The business address of each person listed below is One Montgomery Street, Suite 3300, San Francisco, CA 94104.

Name	Title & Principal Occupation
Thomas D. Henwood	Chief Investment Officer
Paul Sagara	Portfolio Manager
Thomas & Carol Henwood 2001 Irrevocable Trust	Member
Richard Duff	President, CCO
Josh Wilson	Portfolio Manager
Michael O'Brien	Analyst

Visium.  Visium Asset Management, LP is an SEC registered investment adviser, was founded in 2005, and had assets under management of approximately $6.7 billion as of May 23, 2013. Visium offers investment advisory services to corporate and institutional investors such as the Funds.  Below is the name and principal occupation of each principal executive officer, director or controlling shareholder of Visium as of May 23, 2013 as to the best of the Trust's knowledge.  The business address of each person listed below is 888 Seventh Avenue, 22nd Floor, New York, NY 10019.

Name	Title & Principal Occupation
Jacob J. Gottlieb	Limited Partner, Chief Investment Officer
Mark A. Gottlieb	Limited Partner
JG Asset, LLC	General Partner
Steven S. Ku	CFO
Jason R. Heumer	President
David L. Keily	CCO

RockView.  RockView Management, LLC is an SEC registered investment adviser, was founded in 2004, and had assets under management of approximately $114 million as of April 1, 2013. RockView offers investment advisory services to corporate and institutional investors such as the Funds.  Below is the name and principal occupation of each principal executive officer, director or controlling shareholder of RockView as of April 1, 2013 as to the best of the Trust's knowledge.  The business address of each person listed below is Metro Center – One Station Place, 7th Floor, Stamford, CT 06902.

Name	Title & Principal Occupation
Kevin S. Schweitzer	CIO, General Partner
Alan M. Bluestine	COO
Zabak Capital, LLC	Managing Member
Melanie F. Chan	CCO

Chilton.  Chilton Investment Company, LLC is an SEC registered investment adviser, was founded in 2005, and had assets under management of approximately $5.4 billion as of April 1, 2013. Chilton offers investment advisory services to corporate and institutional investors, such as the Funds. Chilton is majority owned by Chilton Investment Company, Inc., a Delaware corporation ("CICO") controlled by Richard L. Chilton. CICO registered with the SEC as an investment adviser in 2004, and Chilton assumed that registration in 2005.  Below is the name and principal occupation of each principal executive officer, director or controlling shareholder of Chilton as of April 1, 2013 as to the best of the Trust's knowledge.  The business address of each person listed below is 1290 East Main Street, 1st Floor, Stamford, CT 06902.

Name	Title & Principal Occupation
Richard L. Chilton	Chairman, CEO, CIO, Director
Patricia Mallon	Director, Member
Jennifer Foster	Director, Member
Colleen M. Ferguson	Director, Member
Jonathan M. Wainwright	Director
Daniel V. Szemis	Director, Member
Chilton Investment Company, Inc.	Member, Manager
Michael W. Clark	President, COO, Director, Member

James R. Henderson	Director, Member
Jennifer A. Duggins	Senior Vice President, CCO
James Steinthal	Executive Vice President, General Counsel, Director, Member
David M. Green	Vice President – CFO- Funds

IV.

CURRENT AND PRO-FORMA FEES

Because the Sub-Advisers' fees will be paid out of the Adviser's advisory fees, the Funds' fees and expenses are not changed by the New Subadvisory Agreements or the Chilton Agreement.  Therefore, no comparative expense tables are presented.

V.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUBADVISORY AGREEMENTS AND THE CHILTON AGREEMENT

April Board Meeting

At the April Board Meeting, the Board of the Trust, including a majority of the independent Trustees, discussed the approval of the New Subadvisory Agreements with JPMIM, DoubleLine, Harvest, OMT, Visium and RockView.

New Subadvisory Agreement with JPMIM with respect to Altegris Macro Strategy Fund and Altegris Managed Futures Strategy Fund

The Trustees noted they had recently reviewed and approved JPMIM as sub-adviser at the March 2013 meeting for Altegris Macro Strategy Fund ("Altegris Macro") and, therefore, reviewed their deliberations from that meeting.  After discussion, it was the consensus of the Trustees that they continue to believe JPMIM has the ability to provide a level of services to both Altegris Macro and Altegris Managed Futures Strategy Fund ("Altegris Managed Futures") consistent with the expectations of the Board and that the fees are not unreasonable.  The Trustees' deliberations from the March 2013 meeting of the Board, with respect to Altegris Macro, are included in this Information Statement.

Nature, Extent, and Quality of Services.  The Trustees took into consideration that that JPMIM has over $1.4 trillion in assets under management, providing a wide range of investment solutions and products to individuals, advisers and institutions. The Trustees discussed the extensive research conducted by JPMIM, the impressive background of the professionals servicing the Fund, and the sub-adviser's culture of compliance.  The Trustees discussed JPMIM's  responses and concluded that the nature, extent, and quality of services provided by the Sub-adviser were very satisfactory.

Performance.  The Trustees noted that the portion of Altegris Macro managed by JPMIM slightly outperformed its benchmark index over the 1-year period and since inception.  With respect to Altegris Managed Futures, the Trustees considered JPMIM's outperformance, relative to benchmarks, over the last 1 year and since inception (June 24, 2011) with returns of 0.18% and 0.16%, respectively, as compared to 0.12% and 0.11%, respectively, for the BofA ML 3-Month T-Bill index. After discussion, the Trustees concluded that JPMIM's performance is reasonable.

Fees and Expenses.  The Trustees evaluated JPMIM's sub-advisory fee of 0.06% for each Fund, and compared it to management fees charged by JPMIM to other mutual funds, pooled investment vehicles or private account with investment objectives and strategies comparable to the Fund.  The Trustees noted that sub-advisory fees charged were identical to the management fees it charged for other similar services.  After evaluating the materials provided, the Trustees concluded that the sub-advisory fee was more than acceptable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Funds.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that based on the competitive fee charged by JPMIM, the lack of breakpoints was acceptable.

Profitability.  The Trustees considered the profits realized by JPMIM in connection with the operation of each of the two Funds and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Funds.  The Trustees noted that no additional benefits were realized by JPMIM from other activities related to either Fund.  After further discussion, the Trustees concluded that JPMIM's anticipated profits from each Fund were not excessive.

Conclusion. Having requested and received such information from JPMIM as the Board believed to be reasonably necessary to evaluate the terms of the subadvisory agreement with JPMIM, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the New Subadvisory Agreement with JPMIM is in the best interests of the shareholders of Altegris Macro and Altegris Managed Futures, and unanimously approved that New Subadvisory Agreement.

New Subadvisory Agreement with DoubleLine with respect to Altegris Futures Evolution Strategy Fund

Nature, Extent & Quality of Services.  The Trustees took into consideration that DoubleLine had over $56 billion in assets under management, and provides investment advisory and sub-advisory services in Fixed Income, Emerging Markets, U.S. Equities, and Multi- Asset Growth, through mutual funds, closed-end funds, separately managed accounts, and pooled vehicles, with the goal of providing a better risk adjusted return.  The Trustees reviewed the organization and the background of the key investment personnel noting each has years of experience in portfolio management and a robust corporate infrastructure that has the resources to provide research, trading, client service, marketing, compliance and legal support.  They considered DoubleLine has been tasked with executing the Fund's Core Fixed Income strategy where it utilizes its research to select securities and determine sector weightings in construction of the portfolio for Altegris.  The Trustees noted the benefits of DoubleLine's provision of its proprietary webcasts, weekly macroeconomic color, monthly & quarterly commentary and one off commentary pieces by portfolio managers.  With respect to compliance, the Trustees noted that DoubleLine's compliance department establishes investment guidelines and restrictions along with pre-trade testing and post-trade reviews. The Trustees concluded that DoubleLine has a robust infrastructure with highly experienced personnel along with sufficient resources capable of delivering a high quality level of service to the Fund and shareholders.

Performance.  The Trustees reviewed DoubleLine's performance as sub-adviser to the Fund noting that it outperformed the benchmark on both an annualized basis and since inception, and noted that the performance returns had nearly doubled the returns of its benchmark over the last 1 year.  The Trustees remarked that DoubleLine has done a good job overall, performance has been excellent and the portfolio manager's track record is impressive in the bond sector.  The Trustees concluded that DoubleLine has the ability to continue to provide positive returns for the Fund and its shareholders.

Fees and Expenses.  The Trustees discussed the fee structure for the sub-advisory agreement and noted the blended nature of the fee with an incremental increase in fees as assets grow.  The Trustees noted DoubleLine is currently managing approximately $227 million of the Fund, which earns a fee starting at 0.25%, with breakpoints that increase the fee on assets up to $750 million, and then breakpoints that decrease the fee on assets above $750 million. Under this structure DoubleLine is, in effect, sharing in the expense cap and costs associated with growing the Fund, and the Trustees considered this as a positive.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an advisory level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  However, they agreed that the breakpoints negotiated by Altegris appeared reasonable.

Profitability.  The Trustees considered the anticipated profits to be realized by the sub-adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that, based on the information provided by the sub-adviser, it is apparent that the sub-adviser is giving concessions with respect to profitability relative to the private funds they manage.  They further noted that the percentage of profit earned is not the only factor to be considered, and that given the access to the high quality portfolio managers at the sub-adviser, its reputation and strong performance, the profits are not unreasonable.

Conclusion. Having requested and received such information from DoubleLine as the Board believed to be reasonably necessary to evaluate the terms of the New Subadvisory Agreement with DoubleLine, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the New Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund, and unanimously approved that New Subadvisory Agreement.

New Subadvisory Agreement with Harvest with respect to Altegris Equity Long Short Fund

Nature, Extent & Quality of Services.  The Trustees took into consideration that Harvest has approximately $1.3 billion in total assets under management for institutions, family-offices and high net worth individuals, and focuses on alternative investments through long short equity hedge funds which account for $750 million in assets and middle-market lending and private equity.  The Trustees reviewed the Harvest personnel who will provide services to the Fund, and concluded that they have the background and experience and the organization has a sufficient infrastructure to conduct research, trading, client service, and compliance support.  The Trustees noted that, on a daily basis, Harvest uses a proprietary dashboard to monitor risk, producing various risk metrics to measure exposure levels and also monitors compliance to the investment limitations and prospectus with any differences reconciled and flagged for remedial action. They further noted that no material compliance or litigation issues have arisen since the last sub-advisory contract approval.  After discussion, the Trustees concluded that Harvest has sufficient infrastructure and resources to deliver a high quality level of service to the Fund and shareholders who potentially can benefit from having access to an equity long short hedge fund type strategy.

Performance.  The Trustees reviewed the Fund's performance and compared it to the performance of its peer group and Morningstar category.  They considered the relatively short duration of performance.  The Trustees reviewed Harvest's contribution to the Fund's overall performance and noted its financial sector strategy significantly underperformed the benchmark, and considered the sub-adviser's risk mitigation most likely cost the Fund some "up-side" performance.  The Trustees considered that by investing in both the financial sector and agricultural sector, Harvest is able to reduce the standard deviation of the portfolio.  They further noted that Harvest's agricultural sector strategy returned performance more in-line with the benchmark and, on a combined basis, Harvest performed as expected.

Fees and Expenses.  Board considered the fees charged within the peer group and also within the Morningstar category average.  The Board noted Harvest charges a 2.00% annual sub-advisory fee based on the average net assets.  The Trustees noted that the fee charged to the Fund is higher than the average of the peer group, but less than that charged by Harvest for smaller separately managed accounts – for which it charges an incentive fee, and that this allows access to the services of Harvest, and a hedge fund style strategy, by smaller investors at a more competitive rate.  The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.  The Trustees considered the anticipated profits to be realized by the sub-adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees considered that some of the sub-adviser's profitability can be attributed to the nominal, incremental cost associated with its management of its allocated portion of the Fund.  Further, they considered, based on the information provided by the sub-adviser, it is apparent that the sub-adviser is giving concessions with respect to profitability relative to the private funds they manage.  After discussion the Trustees concluded that the profit is not unreasonable.

Conclusion. Having requested and received such information from Harvest as the Board believed to be reasonably necessary to evaluate the terms of the New Subadvisory Agreement with Harvest, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the New Subadvisory Agreement is in the best interests of the shareholders of the Fund, and unanimously approved that New Subadvisory Agreement.

New Subadvisory Agreement with OMT with respect to Altegris Equity Long Short Fund

Nature, Extent & Quality of Services.  The Trustees noted OMT has approximately $300 million in assets under management, and has been providing investment services to institutions and high net worth individuals since 1998 focusing on providing clients with capital appreciation while managing risk and protecting capital.  The Trustees reviewed the background and experience of the key personnel at OMT who provide daily servicing to the Fund, and noted OMT will provide investment research and analysis, trading, client service, administration and compliance support to the Fund.  The Trustees considered that OMT utilizes an investment committee in its stock selection process which is aimed to provide an unbiased review and professional opinion of the potential investments with a focus on any inherent risks such as over exposure to market sectors along with product or sector volatility.  They further considered that OMT's investment committee and its CCO conduct daily reviews of portfolio investments to insure compliance with the Fund's the investment limitations as described in the prospectus and statement of additional information.  After discussion, the Trustees concluded that given OMT's hedge fund expertise and experience, shareholders potentially can benefit from having access to a hedge fund type strategy and OMT can provide a level of service consistent with the expectations of the Board and shareholders.

Performance.  The Trustees reviewed the Fund's performance and compared it to the performance of its peer group and Morningstar category.  They considered the relatively short duration of performance.  The Trustees reviewed OMT's contribution to the Fund's overall performance and noted it had substantially underperformed the S&P 500, but considered that its stock picking really is designed to mitigate downside risk which should, and apparently did, cost OMT some upside performance.  After discussion, the Trustees concluded that OMT's strategy is working as it should be, even though the performance did lag.

Fees and Expenses.  The Trustees considered the fees charged by the sub-adviser to the Adviser.  The Trustees noted that the fee charged to the Adviser is 1.625% on assets up to $30 million, and breakpoints thereafter.  They noted OMT provides access to a hedge fund type manager at a competitive rate and, therefore, the Trustees are satisfied that the fee is more than reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  They agreed that the Adviser had negotiated breakpoints that appeared reasonable.

Profitability.   The Trustees considered the anticipated profits to be realized by OMT in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted OMT's reported profit margin in terms of real dollars is modest.  The Trustees agreed that the profit was not excessive.

Conclusion. Having requested and received such information from OMT as the Board believed to be reasonably necessary to evaluate the terms of the New Subadvisory Agreement with OMT, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the New Subadvisory Agreement is in the best interests of the shareholders of the Fund, and unanimously approved that New Subadvisory Agreement.

New Subadvisory Agreement with Visium with respect to Altegris Equity Long Short Fund

Nature, Extent & Quality of Services.  The Trustees discussed Visium's background and services to be provided in connection with the Fund.  They noted that Visium was founded in 2005 and currently manages over $3.9 billion in assets providing investment management services specializing in hedge fund alternative strategies.  The Trustees reviewed the staffing of key personnel at Visium and took into consideration their many years of experience working for some major financial institutions and managing hedge fund strategies and concluded they have the skill set necessary to provide and conduct research and analysis, portfolio management, compliance support, and risk management to the Fund as a sub-adviser.  They noted that Visium conducts research and analysis resulting in evaluations across various sectors of the economy, industries, businesses, securities markets, and securities it deems as potential investments with a goal of enhanced returns while minimizing negative periods.  They noted Visium has a robust risk management infrastructure utilizing a system that produces risk specific data which is evaluated daily by the Chief Risk Officer and the Risk and Allocation Committee.  They considered that Visium monitors compliance with investment objectives and the prospectus through the use of a third-party platform which conducts pre and post trade analysis and will report any exceptions for remedial action.  The Trustees noted Visium's recent SEC exam, and reviewed the letter from the staff and Visium's response.  The Trustees concluded that, with a solid infrastructure and better than satisfactory resources, access to hedge fund expertise and a robust risk management program, Visium has the capacity to deliver a high quality level of service to the Fund and its shareholders.

Performance.  The Trustees reviewed the Fund's performance and compared it to the performance of its peer group and Morningstar category. They considered the relatively short duration of performance.  The Trustees reviewed Visium's contribution to the Fund's overall performance and noted it had contributed positive returns since inception of 5.83%, and had slightly outperformed its benchmark, US OE Long/Short Equity Average (5.17%).  After discussion, the Trustees concluded Visium's performance was acceptable.

Fees and Expenses.  The Trustees considered the fees charged within the peer group and also within the Morningstar category average.  The Board noted Visium charges a 2.00% annual sub-advisory fee based on the average net assets.  The Trustees noted that the fee charged to the Fund is less than that charged by Visium to other accounts because no incentive fee is charged and that this allows access to a hedge fund style strategy by retail investors at a more competitive rate.  The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability. The Trustees considered the anticipated profits to be realized by Visium in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that the profit margin as a percent of revenue and in real dollars is very modest.  The Trustees agreed that the compensation is not excessive.

Conclusion. Having requested and received such information from Visium as the Board believed to be reasonably necessary to evaluate the terms of the New Subadvisory Agreement with Visium, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the New Subadvisory Agreement is in the best interests of the shareholders of the Fund, and unanimously approved that New Subadvisory Agreement.

New Subadvisory Agreement with RockView with respect to Altegris Fixed Income Long Short Fund

Nature, Extent & Quality of Services.  Because the RockView sub-advisory agreement was approved less than a year ago, and given the extremely short history of the Fund, the Trustees revisited their deliberations from the September 2012 meeting.  Specifically, the Trustees discussed the nature of RockView's operations, and noted the sub-adviser, generally, and the proposed portfolio managers' overall experience in managing hedge funds, and again agreed that Altegris' utilization of RockView is potentially valuable to the Fund's shareholders.  The Trustees discussed the sub-adviser's strong track record of performance in the hedge fund area.  After discussion, the Trustees concluded that their determinations at the Meeting are consistent with those from September and concluded RockView would be able to provide a level of service consistent with the Board's expectations.

Performance.  The Trustees considered that the Fund has less than two months of performance history to evaluate and, therefore, is too limited to be informative.  They reviewed the information provided by RockView in connection with their approval in September 2012.  Specifically, the Trustees reviewed the performance of four other RockView funds, and noted its successful experience in managing hedge funds.  The Trustees discussed that the performance information provided in September 2012, while good, is all "long side", and more difficult to assess how the sub-adviser will perform on both long and short in the strategy.  However, they again discussed RockView's experience with a short alpha fund, noting it has shown successful past trading results creating alpha on the short side, and relative to the benchmarks shows a good risk adjusted rate of return.  The Trustees noted that while past performance is no guarantee of future results as to this or any other fund, they concluded that their assessment of RockView's potential for the future is the same as it was in September 2012 and they continue to believe RockView has the potential to deliver reasonable performance.

Fees and Expenses.  The Trustees noted RockView proposed to charge a sub-advisory fee of 0.85%, and noted the fee approved at the September 2012 meeting of the Board was 1.00%.  A representative of Altegris explained that, prior to Fund launch, it had further negotiated the RockView sub-advisory fee, from 1.0% to 0.85%.  The Adviser explained that the Fund will have a longer ramp-up period than originally anticipated, and the longer ramp-up period (i.e., longer time to achieve projected AUM) will result in higher Fund costs, and the lower sub-advisory fee will help offset that cost.  The Trustees noted the change in sub-advisory fee will not impact the Fund's advisory fee as stated in the prospectus, nor will it impact the advisory level profitability analysis.  After discussion, the Trustees conclude that the proposed sub-advisory fee was within the range of reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability. The Trustees considered the anticipated profits to be realized by RockView in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by RockView from other activities related to the Fund.  The Trustees noted that, based on the information provided by RockView, it is apparent that the sub-adviser is giving concessions with respect to profitability relative to the other accounts it manages.  They agreed that the expected profit was very modest and not unreasonable.

Conclusion. Having requested and received such information from RockView as the Board believed to be reasonably necessary to evaluate the terms of the New Subadvisory Agreement with RockView, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the New Subadvisory Agreement is in the best interests of the shareholders of the Fund, and unanimously approved that New Subadvisory Agreement.

June Board Meeting

Chilton Agreement with respect to Altegris Equity Long Short Fund

Counsel assisted the Trustees throughout the agreement review process.  The Trustees relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Chilton Agreement and the weight to be given to each such factor.  The Trustees' conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Chilton Agreement.

Nature, Extent and Quality of Service.  The Trustees noted that Chilton Investment Company Inc. was founded in 1992, and Chilton (the subsidiary proposed to serve as sub-adviser to the Fund) was formed in 2005.  The Trustees discussed Chilton's experience, in particular that Chilton currently has $3.8 billion in assets under management and it specializes in managing various long/ short hedge fund strategies with the goal of pursuing capital appreciation in rising markets and preserving capital in declining markets.  The Trustees agreed the firm appears to have a robust infrastructure consisting of dedicated teams providing research and analysis, portfolio management, compliance, risk management, and operations.  The Trustees reviewed personnel who will be responsible for servicing the Fund and noted they have many years of experience in the financial services industry, noting in particular that Chilton has a dedicated Chief Risk Officer who meets with each portfolio manager on a regular basis.  The Trustees discussed the compliance module utilized by Chilton to monitor compliance guidelines and investment limitations, as well as generating proprietary internal risk management reports and portfolio risk metrics.  The Trustees noted by using technology from a third party vendor to monitor Fund compliance and program account guidelines, Chilton is able to systematically identify potential issues and provide a quick resolution.  They noted there were no material compliance or litigation issues reported.  The Trustees also discussed the firm's CCO and her education.  Mr. Bowley advised the Trustees he was very impressed with this CCO, she is knowledgeable and well regarded in the industry.  The Trustees concluded that Altegris has found a "best in breed" sub-adviser with robust infrastructure, a long history and solid track record to manage a portion of the Fund and the Trustees believe the Fund and its shareholders have the potential to benefit from the high quality services the sub-adviser can deliver.

Performance. The Trustees reviewed the performance information provided by Chilton for a private hedge fund managed in a manner similar to the strategy to be used by the Fund.  They noted the hedge fund outperformed the S&P 500 since inception in July 1992 (14.28% compared to 8.85%) and over the one-year period (17.05% compared to 13.96%), while performing in-line with the benchmark over the 10-year period and underperforming over the 5-year period.  After further discussion, the Trustees concluded the performance was very good overall, and Chilton appears to be of providing returns that would be consistent with the Fund's investment objectives.

Fees & Expenses. The Trustees noted Chilton would receive a 1.93% fee for managing a portion of the Fund.  They considered Chilton charges 1.50% to 1.70% plus a 20% incentive fee for investors in the hedge fund.  After further discussion and considering the adviser's commitment to continue to negotiate lower sub-advisory fees as the Fund grows, the Trustees concluded the fee to be paid by the adviser was reasonable as it provides shareholders the benefit of a hedge fund style strategy at a lower fee and without an incentive fee.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.  The Trustees reviewed the profitability analysis provided by Chilton.  They noted the estimated revenue and profit margin based on Chilton's estimated allocation of Fund assets to the sub-adviser, while not unsubstantial, would also not be unreasonable, considering the high level of quality services expected from this sub-adviser.

Conclusion.  Having requested and received such information from Chilton as the Board believed to be reasonably necessary to evaluate the terms of the Chilton Agreement, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval of the Chilton Agreement is in the best interests of the shareholders of the Fund, and unanimously approved the Chilton Agreement.

VI.

OTHER MATTERS

As of the Record Date, the only shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Funds are listed below.

Name & Address	Shares	Percentage of Fund
Altegris Equity Long Short Fund
Class A Shares UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	91,818.0040	13.83%
Class C Shares Osborne, Matthew 101 I Avenue Coronado, CA 92118	1.0000	100.00%
Class I Shares NFS Omnibus – Reinvest/Reinvest 1555 N Rivercenter Dr. Suite 302 Milwaukee, WI 53212	6,332,485.9410	79.52%
Class N Shares Charles Schwab 211 Main Street San Francisco, CA 94105	1,480,445.2750	41.31%
Genworth Financial Trust Company 3200 N Central Ave. 7th Floor Phoenix, AZ 85012	1,444,950.6670	40.32%
Altegris Fixed Income Long/Short Fund
Class A Shares Lewis H Hubbard III P.O Box 2052 Jersey City, NJ 07303-9998	3,964.3210	7.34%

Victor S Hodgkins P.O Box 2052 Jersey City, NJ 07303-9998	3,937.0080	7.29%
Prahlad Kedia P.O Box 2052 Jersey City, NJ 07303-9998	4,960.3170	9.19%
Pershing LLC P.O Box 2052 Jersey City, NJ 07303-9998	4,351.9440	8.06%
Jim Kim P.O Box 2052 Jersey City, NJ 07303-9998	4,187.4380	7.75%
Class I Shares US Bank NA P.O Box 1787 Milwaukee, WI 53201	1,116,556.2580	47.59%
Altegris Holdings, Inc 1200 Prospect St. #400 La Jolla, CA 92037	996,015.9360	42.45%
Class N Shares Genworth Financial Trust Company 3200 N. Central Ave, 7th Floor Phoenix, AZ 85012	256,031.2970	84.97%
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	18,549.9240	6.16%
Altegris Futures Evolution Strategy Fund
Class A Shares UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	4,170,059.9370	53.35%
Class C Shares UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	251,733.6920	33.96%
Class I Shares Charles Schwab 211 Main Street San Francisco, CA 94105	9,258,861.4320	52.98%
NFS Omnibus Reinvest 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	1,461,149.1150	8.36%
Class N Shares Genworth Financial Trust Company 3200 N. Central Ave, 7th Floor Phoenix, AZ 85012	3,290,551.7690	55.17%
Charles Schwab 211 Main Street San Francisco, CA 94105	595,678.0740	9.99%
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	329,371.0400	5.52%
Altegris Macro Strategy Fund
Class A Shares UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	1,040,903.3150	46.26%

Class C Shares UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	76,411.9910	14.77%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	75,615.8820	14.61%
Class I Shares Charles Schwab 211 Main Street San Francisco, CA 94105	1,349,410.3880	9.85%
NFS Omnibus Reinvest 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	3,645,002.1440	26.61%
NFS Omnibus Cash 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	691,788.7480	5.05%
NFS FBO Non-Erisa Clients Cash P.O Box 2887 Wilson, NC 27894	1,740,457.7170	12.71%
Class N Shares Charles Schwab 211 Main Street San Francisco, CA 94105	605,590.6590	5.55%
Genworth Financial Trust Company 3200 N. Central Ave, 7th Floor Phoenix, AZ 85012	4,604,599.6570	42.17%
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	1,908,212.9260	17.48%
Altegris Managed Futures Strategy Fund
Class A Shares UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	2,816,692.5790	11.79%
Charles Schwab 211 Main Street San Francisco, CA 94105	2,041,404.1820	8.55%
Genworth Financial Trust Company 3200 N. Central Ave, 7th Floor Phoenix, AZ 85012	9,453,255.2340	39.57%
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	2,331,157.7870	9.76%
Class C Shares UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	226,114.9350	8.70%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	342,881.6960	13.19%
Class I Shares Charles Schwab 211 Main Street San Francisco, CA 94105	10,440,258.0830	34.39%
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	1,964,203.8850	6.47%

Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	5,263,919.4740	17.34%
NFS Omnibus Reinvest 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	1,531,984.9470	5.05%
Class O Shares NFS Abby H Kech 1827 Morning Park Dr. Katy, TX 77494-2156	14,976.8440	16.78%
NFS 6 Primrose Ledge Essex, CT 06426	24,484.1170	27.44%

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.

The Trust will furnish, without charge, a copy of any Fund's last filed annual report to a shareholder upon request.  To obtain a Fund's annual report, please contact the Fund by calling 1-877-772-5838, by writing to the applicable Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or by visiting www.altegrismutualfunds.com.

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission.  The chart below describes the commissions paid to brokers by each Fund (except for Altegris Fixed Income Long Short Fund, which has not yet filed any financial reports for shareholders) for the Fund's last fiscal year reported.

Fund	Fiscal Year End	Commissions
Altegris Managed Futures Strategy Fund	6/30/13	$0
Altegris Macro Strategy Fund	3/31/13	$0
Altegris Futures Evolution Strategy Fund	9/30/12	$43
Altegris Equity Long Short Fund	3/31/13	$0

During such fiscal years, no commissions have been paid to affiliated brokers by any of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund or Altegris Equity Long Short Fund.  Altegris Fixed Income Long Short Fund has not, since inception, paid any such commissions.

Distributor

Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of each Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor.  The chart below describes the compensation paid to the Distributor by each Fund (except for Altegris Fixed Income Long Short Fund, which has not yet filed any financial reports for shareholders) for the Fund's last fiscal year reported.

Fund	Fiscal Year End	Compensation to Distributor
Altegris Managed Futures Strategy Fund	6/30/13	$1,002,492 (Class A) $256,904 (Class C) $28 (Class O)
Altegris Macro Strategy Fund	3/31/13	$165,334 (Class A) $41,263 (Class C) $258,505 (Class N)
Altegris Futures Evolution Strategy Fund	9/30/12	$73,205 (Class A) $6,237 (Class C) $83,043 (Class N)
Altegris Equity Long Short Fund	3/31/13	$2,357 (Class A) $34,552 (Class N)

Administrator

Gemini Fund Services, LLC, ("GFS") which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to the Funds and acts as transfer, dividend disbursing and shareholder servicing agent to the Funds.  The chart below describes the compensation paid to GFS by each Fund (except for Altegris Fixed Income Long Short Fund, which has not yet filed any financial reports for shareholders) for the Fund's last fiscal year reported.

Fund	Fiscal Year End	Compensation to GFS
Altegris Managed Futures Strategy Fund	6/30/13	$766,828
Altegris Macro Strategy Fund	3/31/13	$507,013
Altegris Futures Evolution Strategy Fund	9/30/12	$259,411
Altegris Equity Long Short Fund	3/31/13	$65,477

Custodian

JPMorgan Chase Bank, N.A., an affiliate of JPMIM, with principal offices at 270 Park Ave., New York, NY 10017 serves as each Fund's custodian.  The chart below describes the compensation paid to the custodian by each Fund (except for Altegris Fixed Income Long Short Fund, which has not yet filed any financial reports for shareholders) for the Fund's last fiscal year reported.

Fund	Fiscal Year End	Compensation to Custodian
Altegris Managed Futures Strategy Fund	6/30/13	$82,116
Altegris Macro Strategy Fund	3/31/13	$53,349
Altegris Futures Evolution Strategy Fund	9/30/12	$19,773
Altegris Equity Long Short Fund	3/31/13	$142,690

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Funds by calling 1-855-282-1000, or by writing to the applicable Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

Appendix A

Chilton Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of September 1, 2013 (the “Effective Date”), by and among Chilton Investment Company, LLC, a Delaware limited liability company located at 1290 East Main Street, 1st Floor, Stamford, CT 06092 (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 550, La Jolla, CA 92037 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust, including the Altegris Equity Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust, dated, September 1, 2013, and as may be further amended in the future (the “Management Agreement”);

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund, to provide investment advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as it may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”, respectively); and (d) policies and procedures of the Trust and the Trust Service Agreements that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement; and

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the parties hereby agree as follows:

1.

APPOINTMENT OF SUB-ADVISER.

a.

Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion of the Fund’s assets.

b.

Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

c.

The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser,  as filed with the U.S. Securities and Exchange Commission (“SEC”) and as provided to clients, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

d.

The Adviser’s Representations.  The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV.  The Adviser further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.  The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Adviser as provided to the Sub-Adviser, as filed with the SEC and as provided to clients, is true and complete in all material respects, and does not make any untrue statement of a material fact or omit to state any material fact which is necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

e.

Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.

PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Allocated Portion a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”).  The current Investment Guidelines applicable to the Allocated Portion, including descriptions of each of the one or more strategies to be employed by the Sub-Adviser from time to time in respect of the Allocated Portion (together, the "Strategies" and each, a "Strategy"), are incorporated in this Agreement and attached hereto as Exhibit A.  From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, or the Adviser or Sub-Adviser may determine to add, amend, or discontinue one or more new or existing Strategies, in each case which shall become effective at such time as agreed upon by both parties in writing and promptly incorporated as an amendment of the Investment Guidelines contained in Exhibit A to this Agreement (with any corresponding amendments, if necessary, to the Fund’s Prospectus and SAI being the responsibility of the Adviser and/or Trust).  The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser, or the Trust from time to time, subject to the Adviser’s supervision and authority to place, unwind or prevent trades in respect of the Allocated Portion, as necessary, to ensure compliance by the Fund as a whole with applicable requirements of the Trust’s compliance policies and procedures, the 1940 Act, the Internal Revenue Code of 1986 and other applicable law, and further subject to the  plenary authority of the Board of Trustees.  It is acknowledged and agreed by the parties to this Agreement that any amendment to the Investment Guidelines from time to time as described above, including any addition, amendment or discontinuance of a Strategy or Strategies, will not constitute a termination of this Agreement, and further that any termination of this Agreement shall be made in accordance solely with the provisions of Section 8 of this Agreement.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, retain assets uninvested as cash and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.   In furtherance of all of the foregoing, the Adviser hereby designates and appoints the Sub-Adviser as its agent and attorney-in-fact, with full power and authority and without the need for further approval of the Trust or the Adviser (except as may be required by law) to complete all such documents and to take any and all actions that the Sub-Adviser, in its reasonable discretion, shall deem advisable to carry out the Sub-Adviser's duties under this Agreement with respect to the Allocated Portion.

In addition, the Sub-Adviser will in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

a.

provide to the Adviser performance analysis and market commentary (the “Investment Report”) pertaining to each calendar quarter during the term of this Agreement, within fifteen (15) business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;

b.

submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s custodian, J.P. Morgan, or such other custodian as may be engaged by the Adviser upon at least thirty (30) days’ prior notice to Sub-Adviser (the “Custodian”), in its determination of the market value of securities held in the Allocated Portion;

c.

place orders for purchases and sales of portfolio investments for the Allocated Portion;

d.

give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

e.

maintain and preserve the records relating to its activities hereunder as required by applicable law to be maintained and preserved by an investment adviser engaged to manage all or a portion of the assets of a registered investment company, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request (provided that it may also retain copies of such records);

f.

as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Custodian (generally via electronic file format) with the trade information for each transaction effected for the Allocated Portion, provide copies of such trade tickets to the Adviser and the Trust upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

g.

absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust;  the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information as required to comply with any rules or regulations promulgated by the SEC in respect of the Allocated Portion of the Fund.   The Sub-Adviser shall, upon request supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust, in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.  The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may, upon commercially reasonable prior notice, request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

h.

to the extent reasonably requested by the Trust, use its commercially reasonable best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements,  including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1); and

i.

act in conformity with the Declaration of Trust, the Prospectus and SAI and conform to and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time.

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the Allocated Portion and the cash requirements of, and cash available for investment in, the Fund and the Allocated Portion, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-adviser, with copies of monthly accounting statements for the Fund and, if applicable, the Allocated Portion, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser or the Trust will be responsible for handling any class actions or other lawsuits involving securities held, or formerly held, in the Fund.  Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

3.

ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

a.

brokerage commissions for transactions in the portfolio investments of the Fund, including the Allocated Portion, margin fees and similar direct fees and charges for the acquisition, disposition, lending or borrowing of the Allocation Portion’s portfolio investments, including but not limited to, interest payable on any Fund borrowings and other investment-related interest expense, borrowing charges on securities sold short, and dividends on securities sold short but not yet purchased;

b.

Custodian fees and expenses; and

c.

all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies, and any taxes withheld on foreign dividends.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder.  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are parties.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, the Allocated Portion or the Adviser.

4.

SUB-ADVISORY FEES

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annual fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly in arrears.  In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.  The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI.  As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for under this Agreement.  The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

5.

PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use  reasonable efforts to obtain “best execution” with respect to all such purchases and sales of portfolio securities for said Portfolio considering all of the circumstances including the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion on a continuing basis.  The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion or to the Sub-Adviser, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion of the Fund and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures.  The Adviser agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with the Adviser and all affiliated persons of any of the Trust, the Adviser and the Trust’s principal underwriter.

6.

LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION

a.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, none of the Sub-Adviser, its affiliates or their respective directors, officers, controlling persons, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to the Adviser, the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder.  The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

b.

Neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages.

c.

The Sub-Adviser agrees to indemnify the Adviser, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) (“Losses”) to which the Adviser may become subject as a direct result of Sub-Adviser’s willful  misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

d.

The Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Person harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

7.

STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall act in accordance with its fiduciary duty under the Advisers Act.

8.

TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

This Agreement shall become effective as to the Fund upon the Effective Date first set forth above.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time on not less than ten (10) days’ nor more than sixty (60) days’ written notice without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser.  In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund; and

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

9.

SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Allocated Portion are not to be deemed exclusive.  Except to the extent necessary to perform its obligations hereunder the Sub-Adviser shall be free to render services (similar or dissimilar in nature to the services hereunder) to others.  It is specifically understood that the Sub-Adviser and each Indemnified Person may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser and each Indemnified Person may give advice and take action in the performance of its duties with respect to any of the Sub-Adviser’s or Indemnified Person’s other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion.  The Sub-Adviser and the Indemnified Persons, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion.  Nothing in this Agreement shall be deemed to require Sub-Adviser or any Indemnified Person to purchase or sell for the Allocated Portion of the Fund any security which the Sub-Adviser or any Indemnified Person may purchase or sell for its or their own account or for the account of any other client.

10.

AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion with those for other accounts managed by the Sub-Adviser or its affiliates including their own accounts to the extent permitted by applicable law, regulation or grant of exemption, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

11.

NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12.

AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

13.

NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its controlling persons, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P, the G-L-B Act or other law, rule or regulation, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

14. CONFIDENTIALITY

Except as permitted by the Trust’s policies and procedures or as required by law, rule or regulation, the Sub-Adviser shall not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments  held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion (including past, pending and proposed trades).

The Adviser shall not use the information provided by the Sub-Adviser to trade for its own account or for the account of any other person or try to “reverse engineer” the investment and trading methodologies and strategies of the Sub-Adviser. In addition, the Adviser will not disclose information regarding portfolio holdings of the Allocated Portion to any other sub-adviser of the Fund, any shareholders of the Fund, any other service provider to the Trust or the Fund or any other person, except to the extent that such disclosure (i) is already publicly known, (ii) is expressly required or requested by applicable federal, state or other governmental regulatory authorities or any self-regulatory organizations or (iii) is to a service provider to the Trust or the Fund (not including any other sub-adviser) that has a need to know such information in order to perform its duties to the Trust or the Fund.

Except as otherwise required by applicable law or as becomes known or ascertainable from public sources or as permitted under the Trust's policies on disclosure of portfolio holdings, the Adviser will keep confidential and will not disclose to any person the specific portfolio holdings of the Allocated Portion. The amount and rate of the sub-advisory fee payable with respect to the Allocated Portion and any other non-public information regarding the Sub-Adviser and its affiliated persons shall not be disclosed by the Adviser or the Trust except to the extent that such disclosure is expressly required to be disclosed by the Fund under applicable laws or regulations, or requested by federal, state or other governmental regulatory authorities or any self-regulatory organizations, or reasonably required by auditors or attorneys of the Adviser or the Trust.

15.

CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.

COMPLIANCE PROGRAM AND REPORTING

The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the Sub-Adviser’s “Compliance Program”).

The Sub-Adviser shall furnish the Adviser, the Board of Trustees of the Trust and/or the CCO of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Upon the commercially reasonable request of the Adviser or the Trust given upon commercially reasonable advance notice, the Sub-Adviser shall make its officers and employees available to the Adviser and/or the CCO of the Trust from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

17.

REFERENCE TO ADVISER AND SUB-ADVISER

a.

The Sub-Adviser hereby consents to the Adviser’s use and display of trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with promotional activities associated with the Fund, and the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials; provided, however, that at all times the Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund; and provided further that the Adviser shall submit to the Sub-Adviser for its review and written approval all of such public informational and promotional materials relating to the Fund that refer to the Sub-Adviser or its affiliates or to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser or its affiliates.   Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser.  The Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Adviser to satisfy the foregoing obligation.

b.

Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser, and without material difference in content, may be used by the Sub-Adviser without obtaining the Adviser’s approval, unless the Adviser’s previous approval is withdrawn in writing.  The Sub-Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation.  For the avoidance of doubt, this provision shall not restrict the disclosure on Form ADV by the Sub-Adviser of the Adviser, the Fund and such terms of this Agreement as may be required pursuant to Form ADV, or as may be recommended by counsel.

c.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.  The Adviser agrees that, notwithstanding the above, any reference to the Adviser in the Form ADV of the Sub-Adviser may remain a part of the Sub-Adviser’s Form ADV until the next annual update filed by the Sub-Adviser following the termination of this Agreement.

18.

NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust (a) if the Portfolio Manager, Richard L. Chilton, Jr., dies, becomes legally incapacitated or ceases to manage the Allocated Portion; (b) about a change of Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer or General Counsel; or (c) of any material change in ownership or capital structure of the Sub-Adviser which constitutes an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder.

Only to the extent permissible by law, the Adviser shall promptly notify the Sub-Adviser of any pending investigation, material litigation, administrative proceeding or any other material regulatory inquiry (other than routine regulator examinations and audits, or industry wide or sweep inquiries) relating to it or the Fund, and to the extent the Adviser has actual knowledge,  the Trust.  The Adviser shall notify the Sub-Adviser at least 30 days in advance of any change in the Custodian.

19.

NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile, email transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 550 La Jolla, CA 92037 Attention: Legal/Compliance Dept.

SUB-ADVISER:	Chilton Investment Company, LLC 1290 East Main Street, 1st Floor Stamford, CT 06092 Attn: General Counsel

20.

ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

21.

SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22.

CAPTIONS

The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.

GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

24.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date first set forth above.

ALTEGRIS ADVISORS, L.L.C. (Adviser) By:/s/ Matthew C. Osborne Name: Matthew C. Osborne Title: Executive Vice President

CHILTON INVESTMENT COMPANY, LLC (Sub-Adviser) By: /s/ James Steinthal Name: James Steinthal Title: Executive Vice President

EXHIBIT A

INVESTMENT GUIDELINES AND SUB-ADVISER STRATEGIES

Investment Objectives, Policies & Restrictions

The investment objectives, policies and restrictions as to the Allocated Portion of the Fund are as described in Fund’s current Prospectus and SAI provided by Adviser to the Sub-Adviser, as may be amended from time to time and provided to the Sub-Adviser, and as additionally supplemented, by the terms of this Agreement as applicable to the Sub-Adviser’s management of the Allocation Portion.

Further, the Adviser and Sub-Adviser agree that with respect to the Allocated Portion of the Fund’s assets, and in compliance with the Investment Guidelines described above, the Sub-Adviser will manage the Allocated Portion pursuant to one or more investment strategies (together, the "Strategies" and each, a "Strategy") each as identified below, with the corresponding specific additional guidelines or restrictions applicable to each such Strategy as also set forth below.

The amount of assets within the Allocated Portion directed to a particular Strategy will be subject to the Adviser’s direction, taking into account the ongoing input, advice and collaboration between and among the Adviser and the Sub-Adviser as to the amount and timing of the direction of assets within the Allocated Portion to each specific Strategy.

Sub-Adviser Strategies

The Sub-Adviser will employ the following Strategy or Strategies, in each case as more fully described in the Fund’s Prospectus and SAI, in respect of the Allocated Portion. For each Strategy identified below, the following additional investment guidelines shall apply (subject to amendment or revision at any time in the manner described in Section 2 of this Agreement).

Chilton Diversified Strategy (with modifications including with respect to short positions)

As described in the Fund’s Prospectus.

SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris Equity Long Short Fund	Fee Rate: 1.93%

DoubleLine Agreement

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of , September 1, 2013 (the “Effective Date”), by and between Altegris Advisors, L.L.C. (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 1200 Prospect Street, Suite 550, La Jolla, California 92037, and DoubleLine Capital, LP (the “Subadviser”), a Delaware limited partnership registered under the Advisers Act, located at 333 S. Grand Avenue, 18th Floor, Los Angeles, California 90071, with respect to the Fund listed on Schedule A hereto (the “Fund”), a series of the Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”). The Adviser and Subadviser are each individually a “Party” and collectively the “Parties”.

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser, pursuant to an Investment Advisory Agreement with the Trust, made and entered into as of September 1, 2013, and as may be further amended in the future (the “Management Agreement”), has been retained to act as investment adviser for the Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Management Agreement permits the Adviser to delegate certain of its duties under the Management Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that discrete portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Subadviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”).

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage a discrete portion of the assets of the Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. Subadviser is prohibited from consulting with any other subadviser to the Fund, or with a subadviser to a portfolio that is under common control with the Fund, concerning transactions for the Fund in securities or other assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser does not object to such activities.

2.

Duties of Subadviser.

(a)

Investments.  The Subadviser is hereby authorized and directed, and hereby agrees, to conduct a continuous program of investment, evaluation and, if deemed appropriate in the Subadviser’s judgment, sale and reinvestment of the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets, subject to: (i) the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and as soon as practical after any supplement or amendment thereto, as may occur from time to time, by the Trust, the Fund or the Adviser and written notification to the Subadviser thereof; and (ii) the directions of the Adviser and the Trust’s Board of Trustees.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its cash flow and cash available for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser or the Trust, as applicable in accordance with the terms of the Trust Service Agreements, shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, copies of the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser or the Trust, as applicable in accordance with the terms of the Trust Service Agreements, shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s or the Trust’s determination, as applicable in accordance with the terms of the Trust Service Agreements, of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser or the Trust, as applicable in accordance with the terms of the Trust Service Agreements, shall perform quarterly compliance tests to ensure that the Fund is in compliance with the diversification provisions of Section 817 of the Code and the regulations thereunder.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s or the Trust’s determination, as applicable in accordance with the terms of the Trust Service Agreements, of whether and to what extent the Fund is in compliance with the diversification provisions of Section 817 and the regulations thereunder and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser, shall inform the Subadviser no more than five (5) business days after the end of a calendar quarter if the Subadviser Assets are out of compliance with these diversification requirements.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of any modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.

(c)

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Adviser, the Fund or the Trust or take any action with respect thereto.  Such authorization shall include the ability to exercise authority with regard to corporate actions affecting investments in the Subadviser Assets.

The Subadviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser, or its designees, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and such other documents as may be requested of the Subadviser by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for the Fund the most favorable price and execution available under the circumstances, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, the Adviser shall not instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund only if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser reasonably may request in good faith, the Subadviser will furnish the Adviser with reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of the Trust’s custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser sixty day advance written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall, on each business day, provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment or movement of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 15 business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 15 business days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within the Investment Report.

6.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto.  Such fee will be computed daily and paid no later than the fifteenth (15th) calendar day following the end of each month, from the Adviser, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Fund as described in the Fund’s Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b)

The Subadviser is a partnership duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Management Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Management Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund and the Adviser’s entering into and performing this Agreement.

9.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material aspects.

10.

Liability and Indemnification.

(a)

Liability.  The Subadviser shall exercise that level of judgment required of others in a similar position in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misconduct, bad faith or gross negligence on the part of the Subadviser, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise that level of judgment required of others in a similar position in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misconduct, bad faith or gross negligence on the part of the Adviser, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misconduct, bad faith, gross negligence, or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misconduct, bad faith, gross negligence or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

11.

Duration and Termination.

(a)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the Effective Date first above written, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a material breach of any provision of this Agreement by the other party if the material breach is not cured within 15 days of notice of the material breach; or

(iii)

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Management Agreement.

12.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13.

Reference to Adviser and Subadviser.

(a)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Subadviser in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent that such disclosure meets one of the following conditions:

(a)

Authorized.  The Adviser or the Trust has authorized such disclosure in compliance with applicable law;

(b)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities or is part of the requirements of providing the services under this Agreement;

(c)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

Already Known.  Such information already was known by the Party prior to the date of this Agreement;

(e)

Received From Third Party.  Such information was or is hereafter rightfully received by the Party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

Independently Developed.  The Party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

To the extent that any provision of this section conflicts with the terms of the non-disclosure agreement dated June 1, 2011 between the Parties, the Parties intend that this section will control.

16.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)

If to the Subadviser:

Attn: General Counsel

DoubleLine Capital, LP

333 S. Grand Avenue, 18th Floor

Los Angeles, California 90071

Phone: 213-633-8200

          If to the Adviser:

Attn:  General Counsel

Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 550

La Jolla, California  90237

Phone:  888-524-9441

17.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control. In relation to any legal action or proceedings arising out of or in connection with this Agreement, the parties hereto submit to the jurisdiction of the United States federal courts of the Central District of California.

18.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the Effective Date as first written above.

ADVISER

ALTEGRIS ADVISORS, L.L.C.

By: /s/ Matthew C. Osborne

Name: Matthew C. Osborne

Title: Executive Vice President

SUBADVISER

DOUBLELINE CAPITAL, LP

By: /s/ Louis C. Lucido

Name: Louis C. Lucido

Title: Chief Operating Officer

SUBADVISORY AGREEMENT

between (the “Adviser”),

and DoubleLine Capital, LP (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED

Altegris Futures Evolution Strategy Fund

SUBADVISORY AGREEMENT

between (the “Adviser”),

and DoubleLine Capital, LP (“Subadviser”)

EXHIBIT A

COMPENSATION

As provided in Section 6 of this Agreement, for the services provided the Subadviser is entitled to an annual fee from the Adviser to be computed daily and paid no later than the fifteenth (15th) calendar day following the end of each month, calculated at an annual rate based on the Subadviser Assets’ average daily net asset value, as follows:

Subadviser Assets	Annualized Fee Rate
Less than or equal to $25 million	0.25%
Greater than $25 million but less than or equal to $50 million	0.35%
Greater than $50 million but less than or equal to $75 million	0.45%
Greater than $75 million but less than or equal to $750 million	0.50%
Greater than $750 m but less than or equal to $1.125 billion	0.4575%
Greater than $1.125 billion but less than or equal to $1.5 billion	0.4285%
Greater than $1.5 billion but less than or equal to $1.875 billion	0.40%
Greater than $1.875 billion but less than or equal to $2.25 billion	0.3715%
Greater than $2.25 billion	0.3285%

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be in the manner as described in Section 6 of this Agreement.

Harvest Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of September 1, 2013 (the “Effective Date”), by and among Harvest Capital Strategies LLC, a Delaware  limited liability company located at 600 Montgomery Street, 17th Floor, San Francisco, CA 94111 (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 550, La Jolla, CA 92037 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the certain fund(s) within the Trust, including the Altegris Equity Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust dated September 1, 2013, and as may be further amended in the future (the “Management Agreement”);

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund(s), to provide investment advisory services to a portion of the assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”); and (d)  policies and procedures of the Trust and the Trust Service Agreement that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement.

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the parties hereby agree as follows:

23.

APPOINTMENT OF SUB-ADVISER.

(a)

Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion of the Fund’s assets.

(b)

Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)

The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading

(d)

The Adviser’s Representations.  The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV.  The Adviser further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.  The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.

(e)

Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

24.

PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Allocated Portion a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”).  The current Investment Guidelines applicable to the Allocated Portion, including descriptions of each of the one or more strategies to be employed by the Sub-Adviser from time to time in respect of the Allocated Portion (together, the "Strategies" and each, a "Strategy"), are incorporated in this Agreement and attached hereto as Exhibit A.  From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, or the Adviser or Sub-Adviser may determine to add, amend, or discontinue one or more new or existing Strategies, in each case which shall become effective at such time as agreed upon by both parties in writing and promptly incorporated as an amendment of the Investment Guidelines contained in Exhibit A to this Agreement (with any corresponding amendments, if necessary, to the Fund’s Prospectus and SAI being the responsibility of the Adviser and/or Trust).  The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees.  It is acknowledged and agreed by the parties to this Agreement that any amendment to the Investment Guidelines from time to time as described above, including any addition, amendment or discontinuance of a Strategy or Strategies, will not constitute a termination of this Agreement, and further that any termination of this Agreement shall be made in accordance solely with the provisions of Section 8 of this Agreement.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Adviser will, at its own expense, and in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

(a)

advise the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Fund;

(b)

provide to the Adviser quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement, within fifteen (15) business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;

(c)

submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Allocated Portion;

(d)

place orders for purchases and sales of portfolio investments for the Allocated Portion;

(e)

give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(f)

maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Adviser, to the extent not maintained by the Adviser or another agent of the Trust, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request;

(g)

as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion, provide copies to the Adviser and the Trust upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(h)

absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust;  the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund.  The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.  The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

(i)

to the extent reasonably requested by the Trust, use its best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements,  including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

act in conformity with the Declaration of Trust, the Prospectus and SAI and conform to and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time.

(k)

except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments  held by the Allocated Portion of the Fund, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion of the Fund (including past, pending and proposed trades).

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-adviser, with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser or the Trust will be responsible for handling any class actions or other lawsuits involving the Fund or securities held, or formerly held, in the Fund.  Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

25.

ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

(a)

brokerage commissions for transactions in the portfolio investments of the Fund, including the Allocated Portion, and similar fees and charges, including expenses of prime brokers, for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)

custodian fees and expenses;

(c)

all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)

interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion of the Fund, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder.  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are parties.

26.

SUB-ADVISORY FEES.

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annual fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly.  In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.  The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI.  As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for  under this Agreement.  The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

27.

PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion of the Fund on a continuing basis.  The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion of the Fund or to the

Sub-Adviser, and who charge a higher commission rate to the Allocated Portion of the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion of the Fund and to execute for the Allocated Portion of the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion of the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion of the Fund, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures..

28.

LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION.

(a)

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its affiliates, agents or employees shall be subject to any liability to the Adviser, the Fund or any investor in the Fund for any act or omission in the course of, or connected with, rendering services hereunder.  The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion of the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

(b)

Neither the Adviser nor the Sub-Adviser shall be liable to one another for special, consequential or incidental damages unless such damages within the definition of “Losses” and otherwise subject to the indemnification provisions as provided below.

(c)

The Sub-Adviser agrees to indemnify the Adviser for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement only with the prior written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser may become subject (“Losses”) as a result of Sub-Adviser’s willful  misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(d)

The Adviser agrees to indemnify the Sub-Adviser for, and hold it harmless against, any and all Losses to which the Sub-Adviser may become subject as a result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

29.

STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Sub-Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of Section 2 hereof.

30.

TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(i)

This Agreement shall become effective as to the Fund upon the Effective Date first set forth above.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(ii)

This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon not more than sixty (60) days’ written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon not more than sixty (60) days’ written notice to the Trust and the Adviser.

(iii)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion of the Fund as are maintained by the Sub-Adviser on behalf of the Fund.

(iv)

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

31.

SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Allocated Portion of the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion of the Fund.  The Sub-Adviser, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion.  Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Allocated Portion of the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

32.

AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures..

33.

NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

34.

AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally.  Any such amendment or other action may only be effected by a writing signed by the party seeking the amendment and the party against whom such amendment is sought to be enforced.

35.

NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

36.

CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures provided that such compliance standards, controls and procedures are provided in writing to the Sub-Adviser.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

37.

COMPLIANCE PROGRAM AND REPORTING

Each of the Adviser and the Sub-Adviser hereby represents and warrants to the other that in accordance with Rule 206(4)-7 under the Advisers Act, it has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violations by the Sub-Adviser and Adviser, and each of their respective supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the relevant person's “Compliance Program”).

Each of the Adviser and Sub-Adviser shall furnish to the other, the Board of Trustees of the Trust and/or the CCO with such information, certifications and reports as such persons may reasonably deem appropriate or may request regarding their compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Each shall make its officers and employees available to the other and/or the CCO from time to time to review its Compliance Program and its adherence thereto.

38.

REFERENCE TO ADVISER AND SUB-ADVISER

(a)

The Sub-Adviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Sub-Adviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser.  Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser.

(b)

Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Sub-Adviser hereby agrees to make all reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation.

39.

NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust about material changes in the employment status of key investment management personnel involved in the management of the Allocated Portion, material changes in the investment process used to manage the Allocated Portion and any changes in senior management, operations or ownership of the Sub-Adviser.

40.

NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 550 La Jolla, CA 92037 Attention: Legal/Compliance Dept.

SUB-ADVISER:	Harvest Capital Strategies, LLC 600 Montgomery Street, 17th Floor San Francisco, CA 94111 Attn: Kevin C. Lynch cc: Legal Dept.

41.

ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

42.

SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

43.

CAPTIONS

The caption in this Agreement are not included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

44.

GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date first set forth above.

ALTEGRIS ADVISORS, L.L.C. (Adviser) By: /s/ Matthew C. Osborne Name: Matthew C. Osborne Title: Executive Vice President

HARVEST CAPITAL STRATEGIES LLC (Sub-Adviser) By:/s/ KC Lynch Name: KC Lynch Title: President

EXHIBIT A

INVESTMENT GUIDELINES AND SUB-ADVISER STRATEGIES

Investment Objectives, Policies & Restrictions

The investment objectives, policies and restrictions as to the Allocated Portion of the Fund are as described in Fund’s current Prospectus and SAI provided by Adviser to the Sub-Adviser, as may be amended from time to time and provided to the Sub-Adviser, and as additionally supplemented by the terms of this Agreement as applicable to the Sub-Adviser’s management of the Allocation Portion.

Further, the Adviser and Sub-Adviser agree that with respect to the Allocated Portion of the Fund’s assets, and in compliance with the Investment Guidelines described above, the Sub-Adviser will manage the Allocated Portion pursuant to one or more investment strategies (together, the "Strategies" and each, a "Strategy") each as identified below, with the corresponding specific additional guidelines or  restrictions applicable to each such Strategy as also set forth below.

The amount of assets within the Allocated Portion directed to a particular Strategy will be subject to the Adviser’s direction, taking into account the ongoing input, advice and collaboration between and among the Adviser and the Sub-Adviser as to the amount and timing of the direction of assets within the Allocated Portion to each specific Strategy.

Sub-Adviser Strategies

The Sub-Adviser will employ the following Strategies, in each case as more fully described in the Fund’s Prospectus and SAI, in respect of the Allocated Portion. For each Strategy identified below, the following additional investment guidelines shall apply (subject to amendment or revision at any time in the manner described in Section 2 of this Agreement).

Financials Sub-Strategy

The Harvest Opportunity Partners strategy is described in the Fund’s Prospectus as the “Financials Sub-Strategy.”  With respect to this Strategy, as deployed on behalf of the Allocated Portion, the Sub-Adviser will limit exposure to securities in which it owns or is short more than one day of trading volume (as defined by the 90-day average volume) to 10% of capital allocated to the Strategy.

Agriculture/Consumer Sub-Strategy

The Harvest Agriculture Select Strategy is described in the Fund’s Prospectus as the “Agriculture/Consumer Sub-Strategy.” .With respect to this Strategy, as deployed on behalf of the Allocated Portion, the Sub-Adviser will not take a position larger than three days trading volume (as defined by the 30-day average volume).

SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris Equity Long Short Fund	Fee Rate 2%

JPMorgan Agreement

SUB-ADVISORY AGREEMENT

This Agreement (“Agreement”) is made as of September 1, 2013 (the “Effective Date”) between Altegris Advisors, LLC (the “Adviser”) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Trust (the “Advisory Agreement”), as of September 1, 2013, pursuant to which the Adviser acts as investment adviser to each separate series of the Trust (each a Fund, and collectively, the “Funds”) as set forth on Schedule A attached hereto; and

WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of each Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of each Fund, and the Sub-Adviser is willing to render such investment advisory services; and

WHEREAS, it is the intention of the parties that this Agreement be treated as a separate agreement in respect to each Fund, each a separate series of the Trust to which the Adviser acts as investment adviser pursuant to an Advisory Agreement and to which the Sub-Adviser will provide services as set out in this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.

Duties of the Sub-Adviser.  Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with each Fund’s investment objectives, policies and restrictions as stated each Fund’s respective prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and any additional investment guidelines as described in sub-paragraph (a) subject to the following:

(a)

The Sub-Adviser shall manage the Assets in accordance with the policies and restrictions set forth in the Prospectus as well as any additional guidelines, restrictions, conditions and limitations provided in writing by the Adviser to the Sub-Adviser (collectively, the “Investment Guidelines”). The Investment Guidelines are subject to periodic review and update. The Sub-Adviser will participate in periodic conference calls with the Adviser to review and update the Investment Guidelines.

(b)

Subject to the terms of the Prospectus, as well as the Investment Guidelines as provided in subparagraph (a), as amended from time to time, the Sub-Adviser shall, in its discretion and without prior consultation with the Adviser determine from time to time what Assets will be purchased, retained or sold by each Fund, and what portion of the Assets will be invested or held uninvested in cash.

(c)

In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal laws and regulations, as each is amended from time to time.

(d)

The Sub-Adviser shall select brokers and dealers to effect all portfolio transactions subject to the requirements of the following sentence.  In executing transactions for each Fund and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is authorized to consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)).  Consistent with Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a  Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser or its affiliates to its discretionary clients, including the Funds.  In no instance will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act. When selecting brokers and dealers to effect portfolio transactions, the Sub-Adviser will not consider the sale of shares in the Funds by such brokers or dealers.

To the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Funds (including, but not limited to, the identity and market value of the Funds), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Funds in accordance with the terms of this Agreement.

(e)

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser required by Rule 31a-1 under the 1940 Act.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Funds’ or the Adviser’s request, provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act.

(f)

The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning each Fund’s Assets and shall provide the Adviser with such information upon request of the Adviser.

(g)

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser and its affiliates shall be free to render similar services to others, including other investment companies and accounts following the same investment strategy as any of the Funds. The Adviser agrees that Sub- Adviser may give advice and take action with respect to any of its other clients, which may differ from advice given or the timing or nature of action taken with respect to the Funds. It is Sub-Adviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. It is understood that Sub-Adviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, by the Funds any security that Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Sub-Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Funds. Adviser acknowledges and agrees that Sub-Adviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by Adviser or any of its agents or representatives as evidence of a breach of Sub-Adviser's duties hereunder.

(h)

The Sub-Adviser shall vote all proxies in relation to the securities held as Assets in each Fund in accordance with the Sub-Adviser’s proxy voting policies in effect from time to time. The Adviser agrees to instruct each Fund’s custodian and other parties providing services to each Fund to promptly forward all proxy materials and related shareholder communications to the designee provided by the Sub-Adviser promptly upon receipt.

(i)

Adviser acknowledges and agrees that (A) each Fund’s custodian is responsible for advising or taking action, including filing proof of claim forms, on behalf of the Funds in any legal proceedings, including bankruptcies or class actions, involving Assets held in or formerly held in the Funds or the issuers of those securities and B) Sub-Adviser will not be required to advise or take any action on behalf of the Funds in any such legal proceedings.

(j)

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or with the sub-adviser to a portfolio that is under common control with the Funds concerning a Fund’s transactions in securities or other assets, except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.  The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets.

(k)

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of one or more Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, but shall not be required to, aggregate the order for securities to be sold or purchased.  In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable to each entity.

2.

Delivery of Documents.  The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)

The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)

By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)

Prospectus of each Fund; and

(d)

Policies and procedures of the Trust that govern the Sub-Adviser’s management of the Assets of each Fund under this Agreement (as in effect on the date of this Agreement and as are amended from time to time).

3.

Confidential Treatment.  It is understood that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by each Fund and the Adviser as confidential and for use only by the Adviser and each Fund.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and the Sub-Adviser, the Adviser and each Fund will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any Fund’s portfolio holdings information that identifies such portfolio holdings as part of the Assets for a period of at least 60 days after month end, except that a Fund’s top 10 holdings may be disclosed 30 days after month end. In addition, the Adviser or a Fund may disclose, earlier than 60 days after month end, a list of the Assets identified as part of the Fund to certain third parties who have entered into a confidentiality agreement with the Fund.

4.

Compensation to the Sub-Adviser.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser a sub-advisory fee in the manner and at the rate specified in Schedule B which is attached hereto and made part of this Agreement.

5.

Limitation on Sub-Adviser’s Obligations & Liability.

(a)

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Adviser or the Funds for any act or omission in the course of, or connected with, rendering services hereunder.

(b)     Sub- Adviser does not guarantee the future performance of the Assets or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Assets. The Adviser understands that investment decisions made for the Funds by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  Sub-Adviser will manage only the Assets and in making investment decisions for the Funds, Sub-Adviser will not consider any other securities, cash or other investments owned by the Funds.

(c)

Neither the Adviser nor the Sub-Adviser shall be liable for special, consequential or incidental damages.

6.

Indemnification.

(a) The Sub-Adviser agrees to indemnify the Adviser for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser may become subject (“Losses”) as a direct result of Sub-Adviser’s willful  misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(b) The Adviser agrees to indemnify the Sub-Adviser for, and hold it harmless against, any and all Losses to which the Sub-Adviser may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

7.

Duration and Termination.  This Agreement shall become effective as to each Fund listed on Schedule A as of the Effective Date.

This Agreement shall continue in effect for a period of more than two years from the Effective Date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to each Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days’ written notice to the Adviser.  This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement.  As used in this Paragraph 7, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

8.

Compliance Program of the Sub-Adviser.  The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Paragraph 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

9.

Reporting of Compliance Matters.  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  The Sub-Adviser shall make its officers and employees available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

10.

Delegation to Third Parties. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub- Adviser may provide information about the Funds to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

11.

Force Majeure. The Sub-Adviser shall not be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the Sub-Adviser and could not have been reasonably prevented by the Sub-Adviser through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

12.

Disclosure.  Neither the Funds nor the Adviser shall, without the prior written consent of the Sub-Adviser, make representations regarding or reference to the Sub-Adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials. Nor shall the Sub-Adviser, without the prior written consent of the Adviser, make representations regarding or reference to the Adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials.

13.

Governing Law.  This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.

Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Altegris Advisors, LLC 1200 Prospect St. Ste. 550 La Jolla, CA 92037 Attention: Legal Department

To the Sub-Adviser at:	J. P. Morgan Investment Management Inc. 270 Park Avenue New York, NY 10017 Attention: Funds - Legal

16.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the Effective Date first written above.

Altegris Advisors, LLC	J.P. Morgan Investment Management Inc.

By: /s/ Ken McGuire	By: /s/ Scott Moritz
Name: Ken McGuire	Name: Scott Mortiz
Title: Chief Operating Officer	Title: Vice President

Schedule A

Funds

Altegris Macro Strategy Fund

Altegris Managed Futures Strategy Fund

Schedule B

Investment Guidelines for Funds

“Permitted Investments" means any of the following investments:

(i)

Marketable securities issued by the U.S. Government and supported by the full faith and credit of the U.S. Treasury;

(ii)

Marketable debt securities, issued by U. S. Government-sponsored enterprises, U. S. Federal agencies, and U. S. Federal financing banks;

(iii)

Certificates of Deposit, Time Deposits, and Bankers Acceptances of any bank or trust company incorporated under the laws of the United States, inclusive of U.S. subsidiaries and branches of foreign banks (i.e., Yankee CDs) and offshore branches of US banks (i.e., Euro CDs/TDs), provided that, at the date of acquisition, such investment, and/or the commercial paper or other short term debt obligation of such bank or trust company has a short-term credit rating or ratings from Moody’s and/or S&P, each at least P-1 or A-1 with security maturity of 30 days or less;

(iv)

Commercial paper of any corporation incorporated under the laws of the United States, inclusive of US subsidiaries and branches of foreign banks and asset backed commercial paper (“ABCP”), which on the date of acquisition is rated by Moody’s and/or S&P, provided each such credit rating is at least P-1 and/or A-1 with security maturity of 30 days or less.  Structured investment vehicles (SIVs) and extendable commercial notes (ECNs) are strictly prohibited.

(v)

Repurchase obligations with a term of not more than one day (overnight), 102 percent collateralized, for underlying securities of the types described clauses (i) and (ii), entered into with any bank or trust company meeting the requirements specified in clause (iii); and Primary Government Securities Dealers reporting to the Government Securities Dealers Statistics Unit of the Federal Reserve Bank of New York (i.e., Tri-Party Repo);

(vi)

All rating requirements and/or percentage restrictions are based on the time of purchase; and

(vii)

The invested Portfolio is restricted to having:

1) at least 50% of the portfolio with maturities of 30 days or less,

2) maximum maturity of 2 years for any single issue,

3) maximum per issuer of 5% with the exception of underlying securities of the types described in clauses (i) and (ii) above,

4) maximum per issuer to not exceed 5% of such issuer’s total outstanding issuance,

5) no more than 50% in commercial paper as described in clause (iv) above,

6) no more than 10% in repurchase agreements as described in clause (v) above

7) a maximum of 15% invested in Yankee CDs

8) a maximum of 10% invested in ABCP securities

(viii)

JPMIM will conduct independent securities research and analysis for all invested securities in the Portfolio in addition to reviewing credit ratings from Moody’s and/or S&P; and

(ix)

The invested Portfolio will not utilize leverage

(x)

Note:  If at any time due to contributions and withdrawals, fluctuations in market prices, abnormal market conditions or any other reason outside the control of the Investment Advisor, there shall be a deviation from the specific guidelines described herein, the Investment Advisor shall not be in breach of these guidelines so long as it takes such actions over such reasonable period of time as the Investment Advisor determines are prudent and in the best interests of the Client to return the investments of the Partnership Account to compliance with these guidelines. Alternatively, if the Investment Advisor determines it is in the best interests of the Client not to return the Partnership Account to compliance with the guidelines, the Investment Advisor may make a written recommendation to the Client on guideline revisions or other appropriate response to the deviation and the Investment Advisor shall be entitled to implement its recommendation, and shall not be in breach of these guidelines, unless the Client directs the Investment Advisor to the contrary within a reasonable time.

Schedule C

Pursuant to Paragraph 4, the Adviser, not the Funds, shall pay the Sub-Adviser compensation at an annual rate as follows:

Fees. For all services under this Agreement, Adviser shall pay Sub-Adviser for its services in arrears on a quarterly basis according to the following flat fee schedule of annualized fees.  All of the Assets under management by Sub-Adviser for each Fund pursuant to this Agreement, and all of the assets managed by Sub-Adviser for each “Partnership Account” (as defined below), shall be combined to determine the appropriate fee level, then prorated to the specific Partnership Account or Fund, as applicable.  “Partnership Account” shall have the meaning as set forth in the Investment Management Agreement entered into between the Sub-Adviser and Altegris Portfolio Management, Inc., (dba “Altegris Funds”), an affiliate of the Adviser, dated as of April 28, 2011.

Dollar Value of Assets in Fund and Partnership Accounts	Annualized Fee
Less than $100 million	.15%
Greater than or Equal to $100 million and Less than $200 million	.13%
Greater than or Equal to $200 million and Less than $500 million	.10%
Greater than or Equal to $500 million and Less than $1 billion	.08%
Greater than or Equal to $1 billion	.06%

The market value for calculating the fee will be based on the daily weighted average of all of the Assets of each Fund and the assets for each Partnership Account accounts during the billing period.

OMT Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of September 1, 2013 (the “Effective Date”), by and among OMT Capital Management, LLC, a Delaware  limited liability company located at One Montgomery Street, Suite 3300, San Francisco, CA 94104 (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 550, La Jolla, CA 92037 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust, including the Altegris Equity Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust dated September 1, 2013, and as may be further amended in the future (the “Management Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund(s), to provide investment advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”); and (d)  policies and procedures of the Trust and the Trust Service Agreement that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement.

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the parties hereby agree as follows:

1.

APPOINTMENT OF SUB-ADVISER.

(a)

Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion of the Fund’s assets.  The Sub-Adviser’s mandate does not extend to the portion of a Fund’s assets not designated to the Allocated Portion or to other Funds of the Trust, and the Sub-Adviser shall not be responsible or liable other than for services with respect to the Allocated Portion.

(b)

Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)

The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser is true and complete, and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading

(d)

The Adviser’s Representations.  The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV.  The Adviser further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.  The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.

(e)

Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.

PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Allocated Portion a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”).  The current Investment Guidelines applicable to the Allocated Portion are incorporated in this Agreement and attached hereto as Exhibit A.  From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, which shall become effective at such time as agreed upon by both parties and shall be incorporated at that time into Exhibit A.  The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Allocated Portion; place orders for the execution of such transactions with or through such broker dealers as the Sub-Adviser may select; give instructions to the custodian (the “Custodian”) concerning the delivery of securities and transfer of cash for the Allocated Portion; and perform any other act to carry out its obligations under this Agreement.  Notwithstanding the foregoing authorization, the Sub-Adviser’s power of attorney is limited to trading authority for the benefit of the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense, and in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

(a)

advise the Adviser and the Trust, from time to time as agreed among the Sub-Adviser, the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Allocated Portion;

(b)

provide to the Adviser quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement, within fifteen (15) business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;

(c)

submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s Custodian in its determination of the market value of securities held in the Allocated Portion;

(d)

maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Adviser, to the extent not maintained by the Adviser or another agent of the Trust, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund in respect of the Allocation Portion are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request;

(e)

as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion, provide copies to the Adviser and the Trust upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(f)

absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to the Sub-Adviser’s timely receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust;  the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund.  The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.  The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies.

(g)

to the extent reasonably requested by the Trust, use its best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements,  including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(h)

act in conformity with the Investment Guidelines and the terms of this Agreement, and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time.

(i)

except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments  held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion (including past, pending and proposed trades).

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-adviser, with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser or the Trust will be responsible for handling any class actions or other lawsuits involving the Fund or securities held, or formerly held, in the Fund.  Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

3.

ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

(a)

brokerage commissions for transactions in the portfolio investments of the Fund, including the Allocated Portion, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)

Custodian fees and expenses;

(c)

all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)

interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder.  If the Adviser has agreed to limit the operating expenses of the Allocated Portion, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are parties.

4.

SUB-ADVISORY FEES.

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annual fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly.  In the case of termination of this Agreement with respect to the Allocated Portion during any calendar month, the fee with respect to the Allocation Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.  The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI.  As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for  under this Agreement.  The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

5.

PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion on a continuing basis; and such other criteria as the Sub-Adviser reasonably determines to be relevant.  The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion or to the Sub-Adviser, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.  It is recognized that those “soft dollar” services may benefit the Sub-Adviser in connection with the Sub-Adviser’s services to other clients or those other clients.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures.

6.

LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION.

(a)

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its affiliates, agents or employees shall be subject to any liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder. The Sub- Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

(b)

Neither the Adviser nor the Sub-Adviser shall be liable to one another for special, consequential or incidental damages.

(c)

The Sub-Adviser agrees to indemnify the Adviser for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser may become subject (“Losses”) as a direct result of Sub-Adviser’s willful  misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(d)

The Adviser agrees to indemnify the Sub-Adviser for, and hold it harmless against, any and all Losses to which the Sub-Adviser may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(e)

The Adviser is a wholly-owned subsidiary of Genworth Financial, Inc., a publicly traded company (NYSE: GNW), which maintains liability and other insurance coverage for the benefit of its subsidiaries pursuant to general insurance programs that include, but are not limited to, D&O, E&O, and other fiduciary liability insurance coverage, in such types and amounts as it determines are commercially reasonable.

7.

STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Allocated Portion of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

8.

TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective as to the Allocated Portion of the Fund upon upon the Effective Date first set forth above.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (l) year so long as such continuation is approved for the Allocated Portion of the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b)

This Agreement may be terminated (i) by the Trust with respect to the Allocated Portion on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon not more than sixty (60) days’ written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon not more than sixty (60) days’ written notice to the Trust and the Adviser.  In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the assets of the Allocation Portion of the Fund and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion of the Fund as are maintained by the Sub-Adviser on behalf of the Fund; and

(c)

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

9.

SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and to the Fund in respect of the Allocated Portion are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion.  The Sub-Adviser, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion.  Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Allocated Portion any security which it or they may purchase or sell for its or their own account or for the account of any other client.

10.

AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures..

11.

NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12.

AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

13.

NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

14.

CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.

15.

COMPLIANCE PROGRAM AND REPORTING

The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the Sub-Adviser’s “Compliance Program”).

The Sub-Adviser shall furnish the Adviser, the Board of Trustees of the Trust and/or the Chief Compliance Officer of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  The Sub-Adviser shall make its officers and employees available to the Adviser and/or the Chief Compliance Officer of the Trust from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

16.

REFERENCE TO ADVISER AND SUB-ADVISER

(a)

The Sub-Adviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Sub-Adviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser.  Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser.

(b)

Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund in respect of the Allocated Portion or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Sub-Adviser hereby agrees to make all reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation.

17.

NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust about material changes in the employment status of key investment management personnel involved in the management of the Allocated Portion, material changes in the investment process used to manage the Allocated Portion and any changes in senior management, operations or ownership of the Sub-Adviser.

18.

NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 550 La Jolla, CA 92037 Attention: Legal/Compliance Dept.

SUB-ADVISER:	OMT Capital Management, LLC One Montgomery Street, Suite 3300 San Francisco, CA 94104 Attn: Richard Duff

19.

ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

20.

SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.

CAPTIONS

The caption in this Agreement are not included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.

GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date first set forth above.

ALTEGRIS ADVISORS, L.L.C. (Adviser) By: /s/ Matthew C. Osborne Name: Matthew C. Osborne Title: Executive Vice President

OMT CAPITAL MANAGEMENT, LLC (Sub-Adviser) By: /s/ Richard Duff Name: Richard Duff Title: President

EXHIBIT A

INVESTMENT GUIDELINES

Investment Objectives, Policies & Restrictions

The investment objectives, policies and restrictions as to the Allocated Portion of the Fund are as described in Fund’s current Prospectus and SAI provided by Adviser to the Sub-Adviser, as may be amended from time to time, and as additionally supplemented, by the terms of this Agreement as applicable to the Sub-Adviser’s management of the Allocation Portion.

SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris Equity Long Short Fund

Current Net Assets                             Fee Rate

Less than or equal to

$30 million …………………………… 1.625%

Greater than $30 million

but less than or equal to

$60 million ………………………….... 1.25%

Greater than $60 million ……………  1.10%

RockView Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of September 1, 2013 (the “Effective Date”), by and among RockView Management, LLC, a Delaware limited liability company located at Metro Center, One Station Place, 7th Floor, Stamford, CT 06902 (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 550, La Jolla, CA 92037 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust, including the Altegris Fixed Income Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust, dated September 1, 2013, and as may be further amended in the future (the “Management Agreement”);

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund, to provide investment advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as it may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”, respectively); and (d) policies and procedures of the Trust and the Trust Service Agreements that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement; and

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the parties hereby agree as follows:

1.

APPOINTMENT OF SUB-ADVISER.

a.

Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion of the Fund’s assets.

f.

Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

g.

The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser is true and complete, and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

h.

The Adviser’s Representations.  The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV.  The Adviser further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.  The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Adviser as provided to the Sub-Adviser is true and complete in all material respects, and also as filed with the SEC and provided to clients, is true and complete in all material respects, and does not make any untrue statement of a material fact or omit to state any material fact which is required to be stated in the Form ADV.

i.

Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.

PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Allocated Portion a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”).  The current Investment Guidelines applicable to the Allocated Portion, including descriptions of each of the one or more strategies to be employed by the Sub-Adviser from time to time in respect of the Allocated Portion (together, the "Strategies" and each, a "Strategy"), are incorporated in this Agreement and attached hereto as Exhibit A.  From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, or the Adviser or Sub-Adviser may determine to add, amend, or discontinue one or more new or existing Strategies, in each case which shall become effective at such time as agreed upon by both parties in writing and promptly incorporated as an amendment of the Investment Guidelines contained in Exhibit A to this Agreement (with any corresponding amendments, if necessary, to the Fund’s Prospectus and SAI being the responsibility of the Adviser and/or Trust).  The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees.  It is acknowledged and agreed by the parties to this Agreement that any amendment to the Investment Guidelines from time to time as described above, including any addition, amendment or discontinuance of a Strategy or Strategies, will not constitute a termination of this Agreement, and further that any termination of this Agreement shall be made in accordance solely with the provisions of Section 8 of this Agreement.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Adviser will in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

a.

advise the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Allocated Portion;

b.

provide to the Adviser performance analysis and market commentary (the “Investment Report”) pertaining to each calendar quarter during the term of this Agreement, within fifteen (15) business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;

submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Allocated Portion;

place orders for purchases and sales of portfolio investments for the Allocated Portion;

give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Adviser, to the extent not maintained by the Adviser or another agent of the Trust, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request;

as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Custodian (generally via electronic file format) with the trade information for each transaction effected for the Allocated Portion, provide copies of such trade tickets to the Adviser and the Trust upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust;  the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund.  The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.  The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

to the extent reasonably requested by the Trust, use its commercially reasonable best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements,  including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

act in conformity with the Declaration of Trust, the Prospectus and SAI and conform to and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time; and

except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments  held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion (including past, pending and proposed trades).

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the Allocated Portion and the cash requirements of, and cash available for investment in, the Fund and the Allocated Portion, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-adviser, with copies of monthly accounting statements for the Fund and, if applicable, the Allocated Portion, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser or the Trust will be responsible for handling any class actions or other lawsuits involving the Fund or securities held, or formerly held, in the Fund.  Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

3.

ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

brokerage commissions for transactions in the portfolio investments of the Fund, including the Allocated Portion, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

Custodian fees and expenses;

all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder.  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are parties.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, the Allocated Portion or the Adviser.

4.

SUB-ADVISORY FEES

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annual fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly.  In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.  The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI.  As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for under this Agreement.  The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

5.

PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion on a continuing basis.  The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion or to the Sub-Adviser, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion of the Fund and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures.  The Adviser agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with the Adviser and all affiliated persons of any of the Trust, the Adviser and the Trust’s principal underwriter.

6.

LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION

a.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, none of the Sub-Adviser, its affiliates or their respective officers, controlling persons, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to the Adviser, the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder.  The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

b.

Neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages.

c.

The Sub-Adviser agrees to indemnify the Adviser, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) (“Losses”) to which the Adviser may become subject as a direct result of Sub-Adviser’s willful  misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

d.

The Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Person harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

e.

In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund other than the Allocated Portion or for the acts or omissions of any other sub-adviser to the Trust or Fund.  In particular, the Sub-Adviser shall have no responsibility for the Allocated Portion’s being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Allocated Portion managed by the Sub-Adviser are such that such Allocated Portion would not be in such violation or fail to so qualify if such Allocated Portion were deemed a separate series of the Trust or separate “regulated investment company” under the Code, unless such violation was due to the Sub-Adviser’s failure to comply with written guidelines adopted by the Board of Trustees or the Adviser and provided to the Sub-Adviser.

7.

STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

8.

TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

This Agreement shall become effective as to the Fund upon the Effective Date first set forth above.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser.  In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund; and

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

9.

SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Allocated Portion are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that the Sub-Adviser and each Indemnified Person may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser and each Indemnified Person may give advice and take action in the performance of its duties with respect to any of the Sub-Adviser’s or Indemnified Person’s other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion.  The Sub-Adviser and the Indemnified Persons, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion.  Nothing in this Agreement shall be deemed to require Sub-Adviser or any Indemnified Person to purchase or sell for the Allocated Portion of the Fund any security which the Sub-Adviser or any Indemnified Person may purchase or sell for its or their own account or for the account of any other client.

10.

AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

11.

NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12.

AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

13.

NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its controlling persons, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

14.

CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.

COMPLIANCE PROGRAM AND REPORTING

The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the Sub-Adviser’s “Compliance Program”).

The Sub-Adviser shall furnish the Adviser, the Board of Trustees of the Trust and/or the CCO of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Upon the commercially reasonable request of the Adviser or the Trust given upon commercially reasonable advance notice, the Sub-Adviser shall make its officers and employees available to the Adviser and/or the CCO of the Trust from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

16.

REFERENCE TO ADVISER AND SUB-ADVISER

a.

The Sub-Adviser grants the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with any activity associated with the Fund, and the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials; provided, however, that at all times the Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund; provided further that the Adviser shall submit to the Sub-Adviser for its review and approval all such public informational materials relating to the Fund that refer to the Sub-Adviser or its affiliates or to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser or its affiliates.   Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser.

b.

Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser, and without material difference in content, may be used by the Sub-Adviser without obtaining the Adviser’s approval, unless the Adviser’s previous approval is withdrawn in writing.  The Sub-Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation.  For the avoidance of doubt, this provision shall not restrict the disclosure on Form ADV by the Sub-Adviser of the Adviser, the Fund and such terms of this Agreement as may be required pursuant to Form ADV or as may be recommended by counsel.

c.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.  The Adviser agrees that, notwithstanding the above, any reference to the Adviser in the Form ADV of the Sub-Adviser may remain a part of the Sub-Adviser’s Form ADV until the next annual update filed by the Sub-Adviser following the termination of this Agreement.

17.

NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust about: (a) material changes in the employment status of key investment and portfolio management personnel, including a Chief Investment Officer or similar position, involved in the management of the Allocated Portion; (b) material changes in the investment process used to manage the Allocated Portion; (c) material changes in senior management or operations of the Sub-Adviser, including specifically changes in the roles of Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer or General Counsel; or (d) any material change in ownership or capital structure of the Sub-Adviser which constitutes an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder.

18.

NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 550 La Jolla, CA 92037 Attn: Legal/Compliance Dept.

SUB-ADVISER:	RockView Management, LLC Metro Center, One Station Place, 7th Floor Stamford, CT 06902 Attn: Alan Bluestine, Chief Operating Officer

19.

ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

20.

SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.

CAPTIONS

The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.

GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

23.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date first set forth above.

ALTEGRIS ADVISORS, L.L.C. (Adviser) By:/s/ Matthew C. Osborne Name: Matthew C. Osborne Title: Executive Vice President

ROCKVIEW MANAGMENT, LLC (Sub-Adviser) By: Zabak Capital, LLC, its managing member By:/s/ Kevin Schweitzer Name: Kevin Schweitzer Title: Managing Member

EXHIBIT A

INVESTMENT GUIDELINES AND SUB-ADVISER STRATEGIES

Investment Objectives, Policies & Restrictions

 The investment objectives, policies and restrictions as to the Allocated Portion of the Fund are as described in Fund’s current Prospectus and SAI provided by Adviser to the Sub-Adviser, as may be amended from time to time and provided to the Sub-Adviser, and as additionally supplemented, by the terms of this Agreement as applicable to the Sub-Adviser’s management of the Allocation Portion.

Further, the Adviser and Sub-Adviser agree that with respect to the Allocated Portion of the Fund’s assets, and in compliance with the Investment Guidelines described above, the Sub-Adviser will manage the Allocated Portion pursuant to one or more investment strategies (together, the "Strategies" and each, a "Strategy") each as identified below, with the corresponding specific additional guidelines or restrictions applicable to each such Strategy as also set forth below.

The amount of assets within the Allocated Portion directed to a particular Strategy will be subject to the Adviser’s direction, taking into account the ongoing input, advice and collaboration between and among the Adviser and the Sub-Adviser as to the amount and timing of the direction of assets within the Allocated Portion to each specific Strategy.

Sub-Adviser Strategies

The Sub-Adviser will employ the following Strategies, in each case as more fully described in the Fund’s Prospectus and SAI, in respect of the Allocated Portion. For each Strategy identified below, the following additional investment guidelines shall apply (subject to amendment or revision at any time in the manner described in Section 2 of this Agreement).

Fundamental Long/Short Credit Sub-Strategy

As described in the Fund’s Prospectus.

Short-Biased Credit Sub-Strategy

As described in the Fund’s Prospectus.

A-2

SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris Fixed Income Long Short Fund	Fee Rate: 0.85%

3

Visium Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of September 1, 2013 (the “Effective Date”), by and among Visium Asset Management, LP, a Delaware  limited partnership located at 888 Seventh Avenue, 21st Floor, New York, NY 10019 (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 550, La Jolla, CA 92037 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust, including the Altegris Equity Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust, dated September 1, 2013, and as may be further amended in the future (the “Management Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund, to provide investment advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as it may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”); and (d)  policies and procedures of the Trust and the Trust Service Agreement that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement.

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the parties hereby agree as follows:

45.

APPOINTMENT OF SUB-ADVISER.

(a)

Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion of the Fund’s assets.

(b)

Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)

The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser is true and

4

complete, and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(d)

The Adviser’s Representations.  The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV.  The Adviser further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.  The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Adviser as provided to the Sub-Adviser is true and complete in all material respects, and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is true and complete in all material respects, and does not make any untrue statement of a material fact or omit to state any material fact which is required to be stated in the Form ADV..

(e)

Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

46.

PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Allocated Portion a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as stated in the Prospectus and SAI, and the Declaration of Trust, as may be amended from time to time, and pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”).  The current Investment Guidelines applicable to the Allocated Portion are incorporated in this Agreement and attached hereto as Exhibit A.  From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, which shall become effective at such time as agreed upon by both parties and shall be incorporated at that time into Exhibit A.  The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable investment guidelines and the investment policies, objectives and restrictions of the Fund as stated in its Prospectus or SAI and the Declaration of Trust, or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Adviser will in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

(a)

advise the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Allocated Portion;

(b)

provide to the Adviser performance analysis and market commentary (the “Investment Report”) pertaining to each calendar quarter during the term of this Agreement, within fifteen (15) business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;

(c)

submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Allocated Portion;

(d)

place orders for purchases and sales of portfolio investments for the Allocated Portion;

(e)

give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

5

(f)

maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Adviser, to the extent not maintained by the Adviser or another agent of the Trust, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request;

(g)

as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion, provide copies of such trade tickets to the Adviser and the Trust upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(h)

absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust;  the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund.  The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.  The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

(i)

to the extent reasonably requested by the Trust, use its commercially reasonable best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements,  including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

act in conformity with the Declaration of Trust, the Prospectus and SAI and conform to and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time.

(k)

except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments  held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion (including past, pending and proposed trades).

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-adviser, with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser or the Trust will be responsible for handling any class actions or other lawsuits involving the Fund or securities held, or formerly held, in the Fund.  Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

6

47.

ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

(a)

brokerage commissions for transactions in the portfolio investments of the Fund, including the Allocated Portion, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)

Custodian fees and expenses;

(c)

all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)

interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder.  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are parties.

48.

SUB-ADVISORY FEES.

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annual fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly.  In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of sub-advisory fees accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.  The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI.  As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for under this Agreement.  The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

49.

PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion on a continuing basis.  The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion or to the Sub-Adviser, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion of the Fund and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original

7

and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures.

50.

LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION.

(a)

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, none of the Sub-Adviser its affiliates, their officers, controlling persons, agents or employees shall be subject to any liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder.  The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

(b)

Neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including its affiliates, their officers, controlling persons, agents or employees) shall be liable to one another for special, consequential or incidental damages.

(c)

The Sub-Adviser agrees to indemnify the Adviser, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) (“Losses”) to which the Adviser may become subject as a direct result of Sub-Adviser’s willful  misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(d)

The Adviser agrees to indemnify the Sub-Adviser, its affiliates, officers, controlling persons, agents and employees for, and hold it harmless against, any and all Losses to which the Sub-Adviser may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

51.

STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

8

52.

TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(i)

This Agreement shall become effective as to the Fund upon the Effective Date first set forth above.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(ii)

This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten 10 days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser.  In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund; and

(iii)

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

53.

SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Allocated Portion are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion.  The Sub-Adviser, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion.  Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

54.

AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

55.

NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

56.

AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

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57.

NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its controlling persons, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

58.

CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

59.

COMPLIANCE PROGRAM AND REPORTING

The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the Sub-Adviser’s “Compliance Program”).

The Sub-Adviser shall furnish the Adviser, the Board of Trustees of the Trust and/or the CCO of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Upon the commercially reasonable request of the Adviser or the Trust given upon commercially reasonable advance notice, the Sub-Adviser shall make its officers and employees available to the Adviser and/or the CCO of the Trust from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

60.

REFERENCE TO ADVISER AND SUB-ADVISER

(a)

The Sub-Adviser grants the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with any activity associated with the Fund, and the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials; provided, however, that at all times the Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund; provided further that the Adviser shall submit to the Sub-Adviser for its review and approval all such public informational materials relating to the Fund that refer to the Sub-Adviser or its affiliates or to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser or its affiliates.   Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser.

(b)

Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser, and without material difference in content, may be used by the Sub-Adviser without obtaining the Adviser’s approval, unless the Adviser’s previous approval is withdrawn in writing.  The Sub-Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation.

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(c)   It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

61.

NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust about: (a) material changes in the employment status of key investment and portfolio management personnel, including a Chief Investment Officer or similar position, involved in the management of the Allocated Portion; (b) material changes in the investment process used to manage the Allocated Portion; (c) material changes in senior management or operations of the Sub-Adviser, including specifically changes in the roles of Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer or General Counsel; or (d) any material change in ownership or capital structure of the Sub-Adviser which constitutes an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder.

62.

NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 550 La Jolla, CA 92037 Attention: Legal/Compliance Dept.

SUB-ADVISER:	Visium Asset Management, LP 888 Seventh Avenue, 21st Floor New York, NY 10019 Attn: Legal/Compliance Dept.

63.

ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

64.

SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

65.

CAPTIONS

The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

66.

GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date first set forth above.

ALTEGRIS ADVISORS, L.L.C. (Adviser) By:/s/ Matthew C. Osborne Name: Matthew C. Osborne Title: Executive Vice President

VISIUM ASSET MANAGEMENT, LP (Sub-Adviser) By: /s/ Mark Gottlieb Name: Mark Gottlieb Title: Authorized Signatory

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EXHIBIT A

INVESTMENT GUIDELINES

Investment Objectives, Policies & Restrictions

 The investment objectives, policies and restrictions as to the Allocated Portion of the Fund are as described in Fund’s current Prospectus and SAI provided by Adviser to the Sub-Adviser, as may be amended from time to time, and as additionally supplemented, by the terms of this Agreement as applicable to the Sub-Adviser’s management of the Allocation Portion.

SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris Equity Long Short Fund	Fee Rate: 2.0%

NORTHERN LIGHTS FUND TRUST

Altegris Managed Futures Strategy Fund

Altegris Macro Strategy Fund

Altegris Futures Evolution Strategy Fund

Altegris Equity Long Short Fund

Altegris Fixed Income Long Short Fund

17605 Wright Street, Suite 2

Omaha, NE 68130

1-877-772-5838

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, and Altegris Real Estate Long Short Fund (each a "Fund," and together, the "Funds"), each a series of the Northern Lights Fund Trust (the "Trust"). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes recent sub-adviser changes relating to the Funds.

On March 27, 2013, Genworth Holdings, Inc. entered into a definitive agreement with certain other parties to sell all of the outstanding shares of the parent company of Altegris Advisors, LLC (the "Adviser"), resulting in the automatic termination of the Adviser's sub-advisory agreements then effective with respect to the Funds.  As a result, at an in-person meeting held on April 24, 2013, the Board of Trustees (the "Board") of the Trust, including a majority of the independent Trustees, considered and approved new sub-advisory agreements for each the following sub-advisers, to be effective upon close of the change of control of the Adviser’s parent company:

Fund	Sub-Adviser
Altegris Managed Futures Strategy Fund	J.P. Morgan Investment Management, Inc.
Altegris Macro Strategy Fund
Altegris Futures Evolution Strategy Fund	DoubleLine Capital LP
Altegris Equity Long Short Fund	Harvest Capital Strategies, LLC OMT Capital Management, LLC Visium Asset Management, LP
Altegris Fixed Income Long Short Fund	RockView Management, LLC

The transactions contemplated by that agreement closed on September 1, 2013.

Additionally, at an in-person meeting held on June 19-20, 2013, the Board, including a majority of the Independent Trustees, considered and approved Chilton Investment Company, LLC as a sub-adviser to Altegris Equity Long Short Fund.

The Trust has received an exemptive order (the "Order") from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust's website.

This Notice of Internet Availability of the Information Statement is being mailed on or about October 15, 2013 to shareholders of record of the Fund as of October 7, 2013. The Information Statement will be available on the Funds website at www.altegrismutualfunds.com.  A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at 1-877-738-0333.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.